                                                                    EXHIBIT 10.9

                AMENDMENT NO. 4 TO REVOLVING CREDIT AGREEMENT

     This Amendment No. 4 to Revolving Credit Agreement (the "Amendment No. 4") is made and entered into effective as of, but not necessarily on, the 27th day of February, 2002, by and among GAINSCO, Inc. ("GAINSCO"), GAINSCO Service Corp. ("GSC") (GSC and GAINSCO being sometimes referred to herein collectively as the "Borrowers"), the Subsidiary Pledgors (as such term is hereinafter defined), and Bank One, NA (the "Lender")

                                   WITNESSETH:

     WHEREAS, the Borrowers and the Lender entered into that certain Revolving Credit Agreement, dated as of November 13, 1998, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of October 4, 1999 ("Amendment No. 1"), as further amended by that certain Amendment No. 2 to Revolving Credit Agreement, dated as of March 23, 2001 ("Amendment No. 2"), as further amended by that certain Amendment No. 3 to Revolving Credit Agreement, dated as of November 13, 2001 ("Amendment No. 3"), and as supplemented by a consent dated December 14, 1999, a consent dated April, 13, 2000, a waiver dated October 30, 2000, and a consent dated August 31, 2001, (such Revolving Credit Agreement, as heretofore amended, modified and supplemented, being referred to herein as the "Credit Agreement").

     WHEREAS, certain of the direct or indirect subsidiaries of the Borrowers have (i) heretofore executed and delivered Security Agreements and/or other collateral documents pursuant to which such subsidiaries have granted liens, security interests or other encumbrances, in favor of the Lender, covering certain of their respective properties, as security for the obligations, indebtedness and liabilities of the Borrowers under or in connection with the Credit Agreement and/or the other Loan Documents, and/or (ii) guaranteed certain of the obligations, indebtedness and liabilities of the Borrowers under or in connection with the Credit Agreement and/or the other Loan Documents (such subsidiaries being signatory parties hereto and being collectively referred to herein as the "Subsidiary Pledgors").

     WHEREAS, the Borrowers, the Subsidiary Pledgors and the Lender have agreed to further amend the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereto hereby agree as follows:

1. Definitions. Unless otherwise specifically defined herein, the terms used in this Amendment No. 4 shall have the respective meanings ascribed to such terms in the Credit Agreement.

2. Amendments to Credit Agreement.

     2.1 Section 1.1 of the Credit Agreement is hereby amended by adding or restating (as the case may be) the following defined terms, which terms shall also have the meanings given below when used in this Amendment No. 4:

               "Amendment No. 4" shall mean that certain Amendment No. 4 to Revolving Credit Agreement dated as of February 27, 2002 between the Borrowers, the Subsidiary Pledgors, and the Lender.

               "Amendment No. 4 Closing Date" shall mean the date of the Amendment No. 4 or such later date as may be agreed to in writing by the Lender and the Borrowers.

               "Amendments" shall mean, collectively, the Amendment No. 1, the Amendment No. 2, the Amendment No. 3 and this Amendment No. 4.

               "Applicable Margin" means an interest margin of 1.75 % in respect of Base Rate Borrowings.

               "Contract Rate" means, with respect to all Borrowings, the Base Rate plus the Applicable Margin.

               "Notification Event" shall mean the occurrence and/or existence of any of the following events or circumstances:

               (a) the sale, assignment, exchange, lease or other disposition by either of the Borrowers or any of the other Companies of any of their respective accounts receivable, properties, rights, assets, or business, whether now owned or hereafter acquired, if the occurrence of such event requires a mandatory prepayment of the unpaid Principal Debt pursuant to the terms of the Credit Agreement and/or the other Loan Documents; or

               (b) (i) the formation of any Subsidiary by either of the Borrowers or any of the other Companies, or (ii) the acquisition by either of the Borrowers or any of the other Companies of all or substantially all of (x) the assets of any Person or any division or business Unit of any Person, or (y) the stock of any class of any other Person; or

               (c) the dissolution or liquidation of either of the Borrowers or any of the other Companies, the participation by either of the Borrowers or any of the other Companies in any merger or consolidation, the acquisition, through purchase, lease or otherwise, by either of the Borrowers or any of the other Companies of all or substantially all of-the assets or Stock of any Person, or the sale, transfer, lease or other disposition by either of the Borrowers or any of the other Companies of all or any substantial part of its property or assets or business; or

               (d) the issuance by GAINSCO of any capital stock or other equity security; or

               (e) any Investment by Borrowers or any of their Subsidiaries (other than Insurance Subsidiaries) other than (i) Investments in Subsidiaries which were in existence on March 15, 2001; (ii) Cash Equivalent Investments and Investments in money market mutual funds; and (iii) additional Investments by GAINSCO in GAIC and GSC in an aggregate amount not to exceed $5,000,000 after March 23, 2001, so long as such Investments are either (A) contributions to capital not evidenced or represented by additional securities or (B) evidenced by securities which are pledged to Lender; provided, that the use by GSC of proceeds of any such Investment made therein of up to $1,000,000 (less any Investment made pursuant to subsection (f)(iv) of this definition) to make an Investment in GCMIC to the extent required to maintain the minimum statutory surplus in GCMIC required by applicable law shall not constitute a Notification Event; or

               (f) any Investment by an Insurance Subsidiary other than (i) Investments permitted under the insurance laws of the domiciliary state of such Insurance Subsidiary; (ii) existing Investments in Subsidiaries and other Investments in existence on March 23, 2001;
          (iii) advances to employees and third parties not to exceed $100,000 in the aggregate at any time outstanding; and (iv) additional Investments in wholly-owned Insurance Subsidiaries in an aggregate amount not to exceed $1,000,000 after March 23, 2001 (less any Investment made in such period pursuant to the proviso to subsection
          (e)(ii) of this definition).

               "Property Subject to GMSP Put" shall mean the interest(s) of GAINSCO in (i) GNA Investments I, L.P., a Texas limited partnership, and (ii) certain loans, in the aggregate principal amount of approximately $2,100,000, heretofore made by GAINSCO, Inc., as a lender or as a loan participant, to Hispanic Television Network, Inc. ("HTVN"), as borrower, and warrants to purchase HTVN common stock acquired by GAINSCO, Inc. in connection with such loans.

               "Subsidiary Pledgors" shall mean Agents Processing Systems, Inc., Risk Retention Administrators, Inc., General Agents Premium Finance Company, MGA Premium Finance Company, National Specialty Lines, Inc., DLT Insurance Adjusters, Inc., Lalande Financial Group, Inc. and MGA Agency, Inc., together with any and all other or additional direct or indirect subsidiaries of the Borrowers that may, from time to time,
          (i) execute and deliver Security Agreements and/or other collateral documents pursuant to which such subsidiaries grant hens, security interests or other encumbrances, in favor of the Lender, covering certain of their respective properties, as security for the obligations, indebtedness and liabilities of the Borrowers under or in connection with the Credit Agreement and/or the other Loan Documents, and/or (ii) guarantee certain of the obligations, indebtedness and liabilities of the Borrowers under or in connection with the Credit Agreement and/or the other Loan Documents.

     2.2 Section 2.5 of the Credit Agreement is hereby amended to read in its entirety as follows:

               2.5 Interest and Principal Payments

               "(a) Interest Payments. Accrued interest on the Principal Debt shall be due and payable on the last day of each March, June, September, and December during the term hereof, with a final scheduled interest payment on all Borrowings on the Maturity Date.

               (b) Principal Payments. The unpaid Principal Debt shall be due and payable in installments as follows: (i) $6,100,000 on March 4, 2002, (ii) an amount equal to fifty percent (50%) of any and all Dividends (whether ordinary, extraordinary or otherwise) received by either Borrower or any Subsidiary Pledgor, or any of them, after March 2, 2002 from GAIC, which payment shall be made within two (2) Business Days after receipt by the applicable Borrower or Subsidiary Pledgor of each applicable Dividend; provided, however, that the amount of such payment attributable to ordinary dividends paid by GAIC during calendar year 2003 shall not exceed $2,350,000, and (iii) the remainder of the unpaid Principal Debt shall be due and payable in full on the Maturity Date. The foregoing principal payments shall be made in addition to, and without regard to, any other or additional payments and/or prepayment required to be made hereunder or under any of the other Loan Documents, including, without limitation, any mandatory prepayment(s) required to be made pursuant to subsection (d) of this Section 2.5; provided, however, that no prepayment shall be required under Section 2.5(d) in respect of any proceeds from any Property Subject to GMSP Put.

               (c) Optional Prepayments. Borrowers shall have the right, from time-to-time, to prepay the unpaid Principal Debt, in whole or in part, without premium or penalty, upon the payment of accrued interest on the amount prepaid to and including the date of payment; provided, however, that partial prepayments of principal shall be in an amount equal to $100,000.00 or a greater integral multiple of $50,000.00 (or, if less, the unpaid Principal Debt).

          "(d) Mandatory Prepayments. In addition to any other or additional payments and/or prepayments that may be required hereunder or under any of the other Loan Documents, Borrowers shall prepay the Principal Debt within two Business Days following the issuance of any equity securities (other than pursuant to options heretofore granted to any employee or director of GAINSCO or any of the Subsidiaries and other than equity securities issued to GAINSCO or a Subsidiary) and the receipt of Available Proceeds therefrom by GAINSCO or any Subsidiary after March 23, 2001 or the sale or other disposition by GAINSCO or any Subsidiary (other than an Insurance Subsidiary) of any of its assets in an amount equal to 50% of the Available Proceeds attributable to any such issuance or disposition, as applicable. Notwithstanding the foregoing, Borrowers shall not be required to prepay the Principal Debt in respect of dispositions (i) of Investments by GAINSCO and its Subsidiaries in the ordinary course of business to the extent that the proceeds thereof are reinvested in Investments retained by the Company that owned the Investment so disposed of, (ii) of obsolete equipment in the ordinary course of business to the extent that the proceeds thereof are used to purchase replacement items within 90 days, (iii) of other items to the extent that the aggregate Available Proceeds therefrom do not exceed $250,000 in any calendar year, or (iv) to GMSP of the Property Subject to GMSP Put. Additionally, the following shall not be considered to be sales or dispositions of assets by GAINSCO or any Subsidiary for purposes of this
     Section 2.5(d): (v) the conversion to cash of portfolio securities, issued by a Person other than any of the Companies, by GAINSCO or any Subsidiary,
     (w) the declaration, making and/or payment of dividends by any Subsidiary to GAINSCO (whether made directly to GAINSCO or through one or more Subsidiaries), (x) transfers of cash between and among GAINSCO and the Subsidiaries that are not Insurance Subsidiaries, made in the ordinary course of business of both the transferee and the transferor, (y) transfers of cash between and among GAINSCO and the Subsidiaries (including the Insurance Subsidiaries), made in the ordinary course of business of both the transferee and the transferor, to the extent that such transfer consists solely of the distribution to an Insurance Subsidiary of insurance premiums and/or commissions attributable to insurance premiums previously remitted to the transferor by, or for the account of, the applicable insurance policyholder(s), or (z) transfers of cash between and among GAINSCO and the Subsidiaries (including the Insurance Subsidiaries), made in the ordinary course of business of both the transferee and the transferor, to the extent that such transfer consists solely of the payment by the transferor of payroll amounts or other costs and expenses attributable to Insurance Subsidiaries and the amounts thereof, in the aggregate, have previously been funded, or will substantially contemporaneously with such transfer be reimbursed to the transferor, by the applicable Insurance Subsidiary(ies)."

     2.3 The Credit Agreement is hereby amended so as to provide that, from and after the Amendment No. 4 Closing Date, the Borrowers shall not be entitled to any Eurodollar Borrowing and all Borrowings shall thereafter be Base Rate Borrowings.

     2.4 Section 7.8 of the Credit Agreement is hereby amended to read in its entirety as follows:

          7.8 Limitation on Sale of Properties. Borrowers shall not, and shall not permit any of the other Companies to sell, assign, exchange, lease, or otherwise dispose of any of its properties, rights, assets, or business, whether now owned or hereafter acquired except in the ordinary course of business; provided, that Borrowers and the other Companies may sell, assign, or otherwise dispose of their respective accounts receivable, properties, rights, assets and businesses if, and to the extent that, (i) such sale, assignment, or other disposition is made to an unaffiliated third party in a bona fide arms-length transaction; (ii) the applicable Borrower or other Company(ies) involved therein receives, substantially contemporaneously with the closing of the applicable transaction, cash consideration in an amount at least equal to eighty percent (80%) of the aggregate fair market value of the total consideration to be received by such party(ies) in connection therewith; and (iii) if such sale, assignment or other disposition is made by either of the Borrowers or any of the other Companies other than an Insurance Subsidiary, such sale, assignment or other disposition is of a type that invokes the mandatory prepayment provisions of Section 2.5(d) herein and the Borrowers, in fact, make the mandatory prepayment of the unpaid Principal Debt required by Section 2.5
     (d) hereof in connection with such sale, assignment or other disposition; and provided, further, that the requirements of subsection (ii) shall not apply with respect to the sale, assignment, exchange, lease or other disposition by any Insurance Subsidiary of any properties, rights, assets or business, whether now owned or hereafter acquired, of such Insurance Subsidiary.

     2.5 Section 7.11 of the Credit Agreement is hereby amended to read in its entirety as follows:

          7.11 Receivables Policy. Borrowers shall not, and shall not permit any of the other Companies to, make any material change in its credit and collection policy, which change would materially impair the collectibility of its receivables, or rescind, cancel, or modify any receivable, except in the ordinary course of business.

     2.6 The Credit Agreement is hereby amended by deleting Section 7.5 Limitation on Investments, Section 7.9 Acquisitions, Section 7.10 Liquidation, Mergers, Consolidations, and Dispositions of Substantial Assets, Section 7.15 Minimum Consolidated Net Worth, Section 7.16 Fixed Charges Coverage Ratio,
Section 7.18 Risk-Based Capital Ratio, Section 7.20 Capital Expenditures, and
Section 7.22 Amount Recoverable from Reinsurers thereof in their entirety.

     2.7 Section 7.14 of the Credit Agreement is hereby amended to read in its entirety as follows:

          7.14 Sale and Leaseback. Borrowers shall not, and shall not permit any of the other Companies to, enter into any arrangement with any Person pursuant to with any Company will lease, as lessee, any property which it owned as of the date hereof and which it sold, transferred, or otherwise disposed of to such other Person, except that GAIC may sell its premises at 500 Commerce Street, Fort Worth, Texas 76102 and lease back, as lessee, said premises, provided that such sale and such lease back satisfy the following requirements: (i) GAIC is the only Company that is liable, in whole or in part, with respect to such lease of such premises, (ii) such lease of such premises is for a term (inclusive of any and all extensions) of not more than eighteen (18) months, and (iii) such lease of such premises is at a lease rate, and contains other terms and conditions, that are commercially reasonable under the circumstances for such premises at the time such lease is entered into by GAIC. A sale of such premises by GAIC in accordance with the foregoing requirements shall not be subject to the mandatory prepayment provisions of Section 2.5(d) hereof.

     2.8 Section 7.19 of the Credit Agreement is hereby amended to read in its entirety as follows:

          7.19 Minimum Statutory Surplus. Borrowers shall not permit the Statutory Surplus of GAIC to be less than the following amounts as of the last day of the following periods:

                                               Applicable Minimum Statutory
   Applicable Period                                   Surplus
   -----------------                           ----------------------------
any fiscal quarter of GAIC ended                    $ 72,000,000
on or before December 31, 2000

any fiscal quarter of GAIC ended                    $ 44,000,000
after December 31, 2000, but on or
before December 31, 2001

any fiscal quarter of GAIC ending          An amount equal to the lesser of
after December 31, 2001, but on or         (i) $20,000,000, and (ii) five (5)
before December 31, 2002                   times the amount of the unpaid
                                           Principal Debt as of the last day of
                                           the applicable fiscal quarter

any fiscal quarter of GAIC ending          An amount equal to three (3) times
after December 31, 2002                    the amount of the unpaid Principal
                                           Debt as of the last day of the
                                           applicable fiscal quarter

     As used in the foregoing table, the "amount of the unpaid Principal Debt as of the last day of the applicable fiscal quarter" shall be calculated to take into account, retroactively any prepayments in respect of the outstanding Principal Debt made after the last day of the applicable fiscal quarter but on or before the thirtieth (30th) day following the last day of such applicable fiscal quarter.

     2.9 Section 7.23 of the Credit Agreement is hereby amended to read in its entirety as follows:

          7.23 Issuance of Capital Stock. None of the Subsidiaries may issue any capital stock or other equity security except for issuances that are either
     (i) on terms and conditions acceptable to the Lender or (ii) made pursuant to a stock dividend or stock split in which all of the newly issued securities are immediately delivered to Lender to be held pursuant to the applicable Collateral Documents.

     2.10 The Credit Agreement is hereby amended so as to provide that, notwithstanding anything to the contrary contained in the Credit Agreement and/or the other Loan Documents, but expressly provided that no Event of Default and/or Potential Default then exists under the Credit Agreement and/or any of the other Loan Documents, upon the acquisition by GMSP of the Property Subject to GMSP Put, the Lender shall, at the cost and expense of the Borrowers, release any and all Liens that the Lender may hold with respect to such property and deliver such release to GMSP, and the Borrowers shall not be obligated to make any additional mandatory prepayment on the Obligation from the proceeds received by the Borrowers in connection therewith. Lender hereby consents to the disposition by GAINSCO of the Property Subject GMSP Put to GMSP for consideration of approximately $2,000,000.

     2.11 The Credit Agreement is hereby amended to add the following new
Section 6.18:

          "Section 6.18 Notification Events. In addition to the other disclosure, reporting and other covenants and agreements contained therein, the Borrowers and the Subsidiary Pledgors hereby covenant and agree to furnish the Lender with reasonable advance notice, in writing, of the contemplated occurrence or existence of any and all Notification Events, which notice shall contain a sufficiently detailed description of the applicable Notification Event, and shall be delivered to the Lender in sufficient time prior to the consummation of any such Notification Event (but, in any event, promptly after the execution and delivery of any definitive agreement with respect thereto), to permit the Lender to evaluate the applicable Notification Event and to prepare supplemental collateral documentation, to the extent deemed necessary or appropriate by the Lender, in order to grant, create, perfect, maintain, continue or otherwise effectuate and/or evidence a perfected, first priority (subject only to Permitted Liens) Lien, in favor of the Lender, in, to and covering all assets of the Borrowers, the Subsidiary Pledgors and/or any other or additional Subsidiary(ies) that may be created as part of such Notification Event or otherwise and to obtain a guaranty of the Obligation by any such other or additional Subsidiary(ies), in each case except to the extent that any such Subsidiary is precluded by applicable Legal Requirements from granting such a Lien and/or guaranteeing such Obligation. Additionally, except to the extent that any Subsidiary is precluded by applicable Legal Requirements from doing so, substantially contemporaneously with the consummation of any Notification Event, the Borrowers and the Subsidiary Pledgors shall, and shall cause any and all other or additional Subsidiaries to, execute and deliver to the Lender all guarantees, security agreements, financing statements, collateral assignments, deeds of trust, guaranties, lien instruments and other collateral documentation which the Lender may reasonably require in order to guarantee the Obligation and to grant, create, perfect, maintain, continue or otherwise effectuate and/or evidence a perfected, first priority (subject only to Permitted Liens) Lien, in favor of the Lender, in, to and covering all assets of such entities. The terms, provisions and forms of such documents shall be such as are reasonably acceptable to the Lender; provided, however, that such documents shall not seek to give to Lender any control or offset rights in any cash accounts of any Borrower or Subsidiary. The Borrowers and the Subsidiary Pledgors further acknowledge and agree that the failure of GAINSCO and/or any Subsidiary to fully comply in a timely manner with the covenants and agreements of such parties contained herein shall immediately, and without any necessity for notice from the Lender or otherwise and without any cure or grace period (all of which are hereby expressly waived by the Borrowers and the Subsidiary Pledgors), constitute an Event of Default under the Credit Agreement and the other Loan Documents."

     3. Liens and Security Interests. In order to induce the Lender to enter into this Amendment No. 4 and in order to secure the payment of the Indebtedness and the performance of the Obligation, the Borrowers and each of the Subsidiary Pledgors hereby grant to the Lender a first lien and security interest upon all Collateral and all other property presently securing all or any portion of the Obligation. Except to the extent that any Subsidiary is precluded by applicable Legal Requirements from doing so, GAINSCO and each Subsidiary which is not an Insurance Subsidiary shall, on or before March 31, 2002, execute and deliver to the Lender Restated Pledge Agreements substantially in the form of Exhibit A hereto (including all schedules and deliveries required thereby), Restated Security Agreements in substantially the form of Exhibit B (including all schedules and deliveries required thereby), Officer's Certificates substantially in the form of Exhibit C hereto (including all attachments required thereby) and all financing statements, collateral assignments, deeds of trust, stock powers, guaranties, lien instruments and other collateral documentation which the Lender may reasonably require in order to grant, create, perfect, maintain, continue or otherwise effectuate and/or evidence a perfected, first priority (subject only to Permitted Liens) Lien, in favor of the Lender, in, to and covering all assets of such entities. The terms, provisions and forms of such documents shall be such as are reasonably acceptable to the Lender; provided, however, that such documents shall not seek to give to Lender any control or offset rights in any cash accounts of any Borrower or Subsidiary. The Borrowers and the Subsidiary Pledgors further acknowledge and agree that the failure of GAINSCO and/or any Subsidiary to fully comply in a timely mariner with the covenants and agreements of such parties contained herein shall immediately, and without any necessity for notice from the Lender or otherwise and without any cure or grace period (all of which are hereby expressly waived by the Borrowers and the Subsidiary Pledgors), constitute an Event of Default under the Credit Agreement and the other Loan Documents. With respect to the Property Subject to GMSP Put, the foregoing provisions of this Section 3 are expressly subject to the release provisions of Section 2.10 hereof.

     4. Representations, Warranties, Covenants and Agreements. In order to induce the Lender to enter into this Amendment No. 4, the Borrowers and each of the Subsidiary Pledgors hereby represent, warrant, covenant and agree to and with the Lender as follows:

          (a) The Borrowers and each of the Subsidiary Pledgors have the power and authority to enter into and perform this Amendment No. 4 and all documents and actions required or contemplated hereunder to which they are parties; all actions necessary or appropriate for the execution and performance of this Amendment No. 4 and all documents and actions required or contemplated hereby have been taken; and the Credit Agreement, as amended hereby, and the other Loan Documents constitute the legal, valid, and binding obligations of the Borrowers and the Subsidiary Pledgors, as applicable, enforceable in accordance with their respective terms.

          (b) After giving effect to this Amendment No. 4, none of the Borrowers or any of the Subsidiary Pledgors are in default under or violating any provisions of their respective Articles or Certificates of Incorporation or Bylaws (or other organizational and/or internal governance documentation), and none of the Borrowers or any of the Subsidiary Pledgors are in default under or violating any material provisions of any indenture, mortgage, hen, agreement, contract, deed, lease, loan or credit agreement, note, order, judgment, decree, or other instrument or restriction of any kind or character to which any one or more of them is a party or by which anyone or more of them is bound, or to which any of their respective assets are subject, which default would have a material adverse effect on the ability of any of the Borrowers and/or Subsidiary Pledgors to perform their respective obligations hereunder, thereunder, or under any of the other Loan Documents; and neither the execution and delivery of this Amendment No. 4 nor compliance with the terms, conditions, and provisions hereof will conflict with or result in the breach of, or constitute a default under, any of the foregoing.

          (c) After giving effect to this Amendment No. 4, neither any Event of Default nor any Potential Default exists under, or in connection with, the Credit Agreement or any of the other Loan Documents.

          (d) Each representation and warranty contained in the Credit Agreement and the Amendments is true and correct as of the date of this Amendment No. 4 except as previously disclosed to the Lender in writing.

          (e) Each financial statement of the Companies heretofore furnished to the Lender pursuant to Section 6.1 of the Credit Agreement was prepared in accordance with the provisions of Section 6.1 of the Credit Agreement. Except as heretofore disclosed to the Lender in writing, since the date of the last such financial statement there has been no materially adverse change in the financial condition or business prospects of the Companies.

          (f) None of the Articles or Certificates of Incorporation or by-laws (or other organizational and/or internal governance documentation) of any of the Companies have been modified, rescinded or revoked since November 13, 1998, except as heretofore disclosed to the Lender in writing or as set forth in certificates delivered to the Lender on the Amendment No. 4 Closing Date, and the same are currently in full force and effect, except as aforesaid.

          (g) The Subsidiary Pledgors constitute all of the Subsidiaries (other than Insurance Subsidiaries). Each of the Insurance Subsidiaries is prohibited by applicable Legal Requirement from guaranteeing the Obligation, or any portion thereof, and/or encumbering any of its respective assets as security for the Obligation, or any portion thereof.

5. RELEASE. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN CONSIDERATION OF THE LENDER'S EXECUTION OF THIS AMENDMENT NO. 4, EACH OF THE BORROWERS AND EACH OF THE SUBSIDIARY PLEDGORS, IN EACH CASE ON BEHALF OF ITSELF AND EACH OF THEIR SUCCESSORS AND

ASSIGNS (COLLECTIVELY, THE "RELEASORS"), DOES HEREBY FOREVER RELEASE, DISCHARGE AND ACQUIT THE LENDER AND EACH OF ITS PARENT, SUBSIDIARIES AND AFFILIATE CORPORATIONS OR PARTNERSHIPS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, PARTNERS, TRUSTEES, SHAREHOLDERS, AGENTS, ATTORNEYS AND EMPLOYEES, AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS (COLLECTIVELY, THE "RELEASEES") OF AND FROM ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, RESPONSIBILITIES, DISPUTES, CAUSES OF ACTION (WHETHER AT LAW OR EQUITY), INDEBTEDNESS AND OBLIGATIONS (COLLECTIVELY, "CLAIMS"), OF EVERY TYPE, KIND, NATURE, DESCRIPTION OR CHARACTER; INCLUDING, WITHOUT LIMITATION, ANY SO-CALLED "LENDER LIABILITY" CLAIMS OR DEFENSES, AND IRRESPECTIVE OF HOW, WHY OR BY REASON OF WHAT FACTS, WHETHER SUCH CLAIMS HAVE HERETOFORE ARISEN, ARE NOW EXISTING OR HEREAFTER ARISE, OR WHICH COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NAME, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, WHICH IN ANY WAY ARISE OUT OF, ARE CONNECTED WITH OR IN ANY WAY RELATE TO ACTIONS OR OMISSIONS WHICH OCCURRED ON OR PRIOR TO THE DATE HEREOF WITH RESPECT TO ANY OF THE RELEASORS, THE OBLIGATION, THIS AMENDMENT NO. 4, THE CREDIT AGREEMENT, ANY LOAN DOCUMENT OR ANY THIRD PARTIES LIABLE IN WHOLE OR IN PART FOR THE OBLIGATION. EACH OF THE RELEASORS FURTHER AGREES TO INDEMNIFY THE RELEASEES AND HOLD EACH OF THE RELEASEES HARMLESS FROM AND AGAINST ANY AND ALL SUCH CLAIMS WHICH MIGHT BE BROUGHT AGAINST ANY OF THE RELEASEES ON BEHALF OF ANY PERSON OR ENTITY, INCLUDING, WITHOUT LIMITATION, OFFICERS, DIRECTORS, AGENTS, TRUSTEES, CREDITORS OR SHAREHOLDERS OF ANY OF THE RELEASORS. FOR PURPOSES OF THE RELEASE CONTAINED IN THIS PARAGRAPH, ANY REFERENCE TO ANY RELEASOR SHALL MEAN AND INCLUDE, AS APPLICABLE, SUCH PERSON'S OR PERSONS' SUCCESSORS AND ASSIGNS, INCLUDING, WITHOUT LIMITATION, ANY RECEIVER, TRUSTEE OR DEBTOR-IN-POSSESSION, ACTING ON BEHALF OF SUCH PARTIES.

6. Conditions Precedent. The effectiveness of this Amendment No. 4 is subject to the satisfaction of the following conditions precedent:

          (a) Deliveries. The Lender shall have received all of the following (with respect to each such document, instrument or agreement to be delivered hereunder, same shall be dated the Amendment No. 4 Closing Date, unless otherwise indicated herein) in form and substance acceptable to the
     Lender:

               (i) Amendment No. 4. The Borrowers and each of the Subsidiary Pledgors shall have executed and delivered to the Lender this Amendment No. 4.

               (ii) Notice of Final Agreement. The Borrowers and each of the Subsidiary Pledgors shall have executed and delivered to the Lender a Notice of Final Agreement in form and substance acceptable to the Lender.

               (iii) Side Letter Regarding Treasury Management. Each of the Borrowers, each of the Subsidiary Pledgors and each of the other Companies shall have executed and delivered a letter agreement with the Lender relating to the termination of the treasury management services and functions currently being performed by the Lender and/or certain Affiliates of the Lender for such Companies.

               (iv) Attorneys' Fees and Expenses. The costs and expenses of the Lender's legal counsel shall have been paid in full by the Borrowers.

               (v) Additional Information. The Lender shall have received such additional approvals, information, agreements and/or documents as the Lender may reasonably request.

          (b) No Default. No Event of Default or Default shall be continuing.

          (c) Representations and Warranties. All of the representations and warranties contained in Section 5 of the Credit Agreement, as amended by the Amendments, and in the other Loan Documents shall be true and correct on and as of the date of this Amendment No. 4 with the same force and effect as if such representations and warranties had been made on and as of such date, except as modified hereby.

7. Further Assurances. The Companies will execute and deliver such writings and take such other actions as the Lender may reasonably request from time to time to carry out the intent of the Credit Agreement, this Amendment No. 4 and the other Loan Documents and to perfect or give Ruther assurances of any right granted or provided for therein or herein.


8. Ratification, Etc. The terms and provisions set forth in this Amendment No. 4 shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents and, except as expressly modified and superseded by this Amendment No. 4, the terms and provisions of the Credit Agreement and all other Loan Documents are ratified and confirmed and shall continue in Rill force and effect. The Borrowers, the Subsidiary Pledgors and the Lender agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

9. Survival. All representations and warranties made in this Amendment No. 4 or any other Loan Document, including any Loan Document furnished in connection with this Amendment No. 4, shall survive the execution and delivery of this Amendment No. 4 and the other Loan Documents, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely upon them.

10. Amended References. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended by the Amendments.

11. No Invalidity. Any provision of this Amendment No. 4 held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment No. 4 and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

12. Performance. This Amendment No. 4 and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas.

13. Counterparts, Etc. To facilitate execution, this Amendment No. 4 may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto be contained on anyone counterpart hereof Additionally, the parties hereto hereby agree that, for purposes of facilitating the execution of this Amendment No. 4, (a) the signature pages taken from separate individually executed counterparts of this Amendment No. 4 may be combined to form multiple fully executed counterparts and
(b) a facsimile transmission shall be deemed to be an original signature. All executed counterparts of this Amendment No. 4, shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.

     THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THE AMENDMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 effective as of the date first above written.

BORROWERS:                    GAINSCO, INC.



                              By: /s/ Daniel Coots
                                 ----------------------------
                                 Name:
                                 Title:



                              GAINSCO SERVICE CORP.


                              By: /s/ Daniel Coots
                                 -----------------------------
                                  Name:
                                  Title:

SUBSIDIARY PLEDGORS:          AGENTS PROCESSING SYSTEMS, INC


                              By: /s/ Daniel Coots
                                 ----------------------------
                                 Name:
                                 Title:


                              RISK RETENTION ADMINISTRATORS, INC.


                              By: /s/ Daniel Coots
                                 ----------------------------
                                 Name:
                                 Title:


                              GENERAL AGENTS PREMIUM FINANCE COMPANY


                              By: /s/ Daniel Coots
                                 ----------------------------
                                 Name:
                                 Title:


                              MGA PREMIUM FINANCE COMPANY


                              By: /s/ Daniel Coots
                                 ----------------------------
                                 Name:
                                 Title:


                              NATIONAL SPECIALTY LINES, INC.


                              By: /s/ Daniel Coots
                                 ----------------------------
                                 Name:
                                 Title:

                              DLT INSURANCE ADJUSTERS, INC.


                              By: /s/ Daniel Coots
                                 ----------------------------
                                 Name:
                                 Title:


                              LALANDE FINANCIAL GROUP, INC.


                              By: /s/ Daniel Coots
                                 ----------------------------
                                 Name:
                                 Title:


                              MGA AGENCY, INC.


                              By: /s/ Carolyn Ray
                                 ----------------------------
                                 Name:
                                 Title:



LENDER:                       BANK ONE, NA


                              By: /s/ C. Dianne Wooley
                                 ----------------------------
                                 C. Dianne Wooley
                                 First Vice President

                           RESTATED SECURITY AGREEMENT

     THIS RESTATED SECURITY AGREEMENT ("Agreement") is made as of February 27, 2002, by *[GAINSCO ENTITY]*, a ______________ ("Debtor"), in favor of BANK ONE, NA ("Bank"). Debtor hereby agrees with Bank as follows:

I. (a) Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:


     "Accession" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to an accession (as defined in the UCC), and (whether or not included in that definition), a good that is physically united with another good in such a manner that the identity of the original good is not lost.

     "Account" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to an account (as defined in the UCC), and (whether or not included in such definition), a right to payment of a monetary obligation, whether or not earned by performance for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, and for service rendered or to be rendered, and all right, title, and interest in any returned property, together with all rights, titles, securities, and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation, and resales, and all related Liens whether voluntary or involuntary.

     "Account Debtor" means any Person who is or who may become obligated under, with respect to or on account of an Account, Chattel Paper or General Intangible.

     "Chattel Paper" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to chattel paper (as defined in the UCC), and (whether or not included in such definition), a Record or Records that evidence both a monetary obligation and a security interest in specific Goods, a security interest in specific Goods and Software used in the Goods, or a lease of specific Goods.

     "Collateral" means the entire right, title and interest of Debtor in and to all property of Debtor (whether now or hereafter existing, owned, arising or acquired), including but not limited to (a) Accounts, (b) Accessions, (c) Chattel Paper, (d) Commercial Tort Claims, including but not limited to the specific Commercial Tort Claims described on Schedule 8, (e) Commodity Accounts,
(f) Commodity Contracts, (g) Deposit Accounts, (h) Documents, (i) Equipment, (j) Financial Assets, (k) Fixtures, (l) General Intangibles, (m) Goods, (n) Instruments, (o) Intellectual Property, (p) Inventory, (q) Investment Property,
(r) Letters of Credit, (s) Letter-of-Credit Rights, (t) Payment Intangibles, (u) Permits, (v) Securities, (w) Securities Accounts, (x) Securities Entitlements,
(y) Software, (z) Supporting Obligations, (aa) cash and cash accounts, and (ab) Proceeds.

     "Commercial Tort Claim" means all right, title, and interest of Debtor
(in each case whether now or hereafter existing, owned, arising, or acquired) in and to a commercial tort claim (as defined in the UCC), and (whether or not included in such definition), all claims arising in tort with respect to which the claimant (a) is an organization, or (b) an individual and the claim

RESTATED SECURITY AGREEMENT - Page 1

(i) arose in the course of the claimant's business or profession, and (ii) does not include damages arising out of personal injury to or the death of an individual.

     "Commodity Account" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a commodity account (as defined in the UCC), and (whether or not included in such definition), an account maintained by a Commodity Intermediary in which a Commodity Contract is carried for a Commodity Customer.

     "Commodity Contract" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a commodity futures contract, an option on a commodity futures contract, a commodity option, or any other contract if the contract or option is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws, or
(b) traded on a foreign commodity board of trade, exchange, or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

     "Commodity Customer" means a Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

     "Commodity Intermediary" means (a) a Person that is registered as a futures commission merchant under the federal commodities laws or (b) a Person that in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

     "Copyright License" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by Debtor or which Debtor otherwise has the right to license, or granting any right to Debtor under any Copyright now or hereafter owned by any third party, and all rights of Debtor under any such agreement.

     "Copyrights" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to (a) all copyright rights in any work subject to the copyright laws of any Governmental Authority, whether as author, assignee, transferee, or otherwise,
(b) all registrations and applications for registration of any such copyright in any Governmental Authority, including registrations, recordings, supplemental registrations, and pending applications for registration in any jurisdiction, and (c) all rights to use and/or sell any of the foregoing.

     "Credit Agreement" means the Revolving Credit Agreement dated as of November 13, 1998, by and among [GAINSCO, Inc.], *[GAINSCO Service Corp.]*[Debtor]*, and Bank One, Texas, National Association, together with all amendments and restatements.

     "Deposit Account" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a deposit account (as defined in the

RESTATED SECURITY AGREEMENT - Page 2

UCC), and (whether or not included in such definition), a demand, time, savings, passbook, or similar account maintained at a bank (as defined in the UCC).

     "Document" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a document (as defined in the UCC), and (whether or not included in such definition), a document of title, bill of lading, dock warrant, dock receipt, warehouse receipt, or order for the delivery of Goods.

     "Electronic Chattel Paper" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to electronic chattel paper (as defined in the UCC), and (whether or not included in such definition), chattel paper evidenced by a Record or Records consisting of information stored in electronic medium.

     "Entitlement Holder" means a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the UCC, such Person is the Entitlement Holder.

     "Equipment" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to equipment (as defined in the UCC), and (whether or not included in such definition), all Goods other than Inventory, or consumer goods, and all improvements, accessions, or appurtenances thereto. The term Equipment shall include Fixtures.

     "Event of Default" means (a) a "Potential Default" or an "Event of Default" as defined in the Credit Agreement, or (b) a Rejection.

     "Excluded Property" means (a) Deposit Accounts of Debtor, and (b) Cash Equivalent Investments and Investments in money market mutual funds of Debtor.

     "Financial Asset" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a financial asset (as defined in the UCC), and (whether or not included in such definition), (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, that is, or is of a type, dealt in or traded on financial markets or that is recognized in any area in which it is issued or dealt in as a medium for investment, or (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a financial asset under Article 8 of the Uniform Commercial Code. As the context requires, "Financial Asset" means either the interest itself or the means by which a Person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security, or a Security Entitlement.

     "Fixtures" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to fixtures (as defined in the UCC), and (whether or not included in such definition), all Goods that have become so related to particular

RESTATED SECURITY AGREEMENT - Page 3
real property that an interest in them arises under the real property law of the state in which the real property is situated.

     "General Intangible" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a general intangible (as defined in the UCC), and (whether or not included in such definition), all personal property, including things in action, other than Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Goods, Instruments, Investment Property, Letter-of-Credit Rights, Letters of Credit, money, and oil, gas or other minerals before extraction.

     "Goods" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to goods (as defined in the UCC), and (whether or not included in such definition), all things that are movable when a security interest attaches.

     "Indebtedness" means all indebtedness, obligations and liabilities of Borrower and each Obligated Party to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including without limitation all indebtedness, obligations and liabilities of Borrower and each Obligated Party to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower and each Obligated Party to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and
(ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Indebtedness and would be owed by Debtor or any Obligated Party under any Loan Document, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding under any Debtor Law involving Debtor, any Obligated Party or any other Person (including all such amounts which would become due or would be secured but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding of Debtor, any Obligated Party or any other Person under any Debtor
Law).

     "Instrument" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to an instrument (as defined in the UCC), and (whether or not included in such definition), a negotiable instrument or any other writing that evidences a right to the payment of a monetary obligation, is not itself a security agreement or lease, and is of a type that in ordinary course of business is transferred by delivery with any necessary indorsement or assignment.

RESTATED SECURITY AGREEMENT - Page 4

     "Intellectual Property" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to all intellectual and similar property of every kind and nature, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, Trade Secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, Software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

     "Inventory" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to inventory (as defined in the UCC), and (whether or not included in such definition) Goods, that (a) are leased by a Person as lessor, (b) are held by a Person for sale or lease or to be furnished under a contract of service, (c) are furnished by a Person under a contract of service, or (d) consist of raw materials, work in process, or materials used or consumed in a business, including packaging materials, scrap material, manufacturing supplies and spare parts, and all such Goods that have been returned to or repossessed by or on behalf of such Person.

     "Investment Property" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to investment property (as defined in the UCC), and (whether or not included in such definition), a Security (whether certificated or uncertificated), a Security Entitlement, Securities Account, Commodity Contract, and Commodity Account.

     "Letter of Credit" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a letter of credit (as defined in the UCC).

     "Letter-of-Credit Right" means all right, title, and interest of Debtor
(in each case whether now or hereafter existing, owned, arising, or acquired) in and to a letter-of-credit right (as defined in the UCC), and (whether or not included in such definition), (a) a right to payment or performance under a Letter of Credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance, and (b) the right of a beneficiary to demand payment or performance under a Letter of Credit.

     "License" means any Patent License, Trademark License, Copyright License, or other similar license or sublicense.

     "Obligated Party" means any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

     "Patent License" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by Debtor or which Debtor otherwise has the right to license, is in existence, or granting to Debtor any right to make, use or sell any invention on

RESTATED SECURITY AGREEMENT - Page 5
which a Patent, now or hereafter owned by any third party, is in existence, and all rights of Debtor under any such agreement.

     "Patents" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to (a) all letters patent of any Governmental Authority, all registrations and recordings thereof, and all applications for letters patent of any Governmental Authority, and (b) all reissues, continuations, divisions, continuations-in-part, renewals, or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

     "Payment Intangible" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a payment intangible (as defined in the UCC), and (whether or not included in such definition), a General Intangible under which the Account Debtor's principal obligation is a monetary obligation.

     "Permit" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to any authorization, consent, approval, permit, license or exemption of, registration or filing with, or report or notice to, any Governmental Authority, including but not limited to any Governmental Authorization.

     "Proceeds" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to proceeds (as defined in the UCC), and (whether or not included in such definition), (a) whatever is acquired upon the sale, lease, license, exchange, or other disposition of collateral, (b) whatever is collected on, or distributed on account of, collateral, (c) rights arising out of collateral, (d) claims arising out of the loss, nonconformity, or interference with the use of, defects or infringement of rights in, or damage to the collateral, (e) insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to the collateral, and (f) any and all other amounts from time to time paid or payable under or in connection with any of the collateral.

     "Record" means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

     "Secured Party" means Bank, its successors and assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

     "Security" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to any obligations of an issuer or any shares, participation's or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participation's, interests or obligations, and (c)(i) are, or are of a type, dealt with or trade on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.

RESTATED SECURITY AGREEMENT - Page 6

     "Securities Account" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

     "Securities Intermediary" means (a) a clearing corporation, or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

     "Security Entitlements" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to the rights and property interests as and of an Entitlement Holder with respect to a Financial Asset.

     "Software" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to software (as defined in the UCC), and (whether or not included in such definition), a computer program (including both source and object code) and any supporting information provided in connection with a transaction relating to the program.

     "Supporting Obligation" means all right, title and interest of Debtor (in each case whether now or hereafter existing, owned, arising or acquired) in and to all supporting obligations (as defined in the UCC), and (whether or not included in such definition), a Letter-of-Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

     "Tangible Chattel Paper" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to tangible chattel paper (as defined in the UCC), and (whether or not included in such definition), chattel paper evidenced by a Record or Records consisting of information that is inscribed on a tangible medium.

     "Trade Secrets" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to trade secrets, all know-how, inventions, processes, methods, information, data, plans, blueprints, specifications, designs, drawings, engineering reports, test reports, materials standards, processing standards and performance standards, and all Software directly related thereto, and all Licenses or other agreements to which Debtor is a party with respect to any of the foregoing.

     "Trademark License" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by Debtor or which Debtor otherwise has the right to license, or granting to Debtor any right to use any Trademark now or hereafter owned by any third party, and all rights of Debtor under any such agreement.

RESTATED SECURITY AGREEMENT - Page 7

     "Trademarks" means all right, title, and interest of Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and all registration and recording applications filed with any Governmental Authority in connection therewith, and all extensions or renewals thereof, (b) all goodwill associated therewith or symbolized thereby, (c) all other assets, rights and interests that uniquely reflect or embody such goodwill, and (d) all rights to use and/or sell any of the foregoing.

     "UCC" means the Texas Business and Commerce Code, as in effect from time to time in the State of Texas.

     (b) Other Definitional Provisions. Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement, and, to the extent of any conflict, terms as defined in the Credit Agreement shall control (provided, that a more expansive or explanatory definition shall not be deemed a conflict).

     (c) Construction. Unless otherwise expressly provided in this Agreement or the context requires otherwise, (a) the singular shall include the plural, and vice versa, (b) words of a gender include the other gender, (c) monetary references are to Dollars, (d) time references are to Dallas time, (e) references to "Articles," "Sections," "Exhibits," and "Schedules" are to the Articles, Sections, Exhibits, and Schedules of and to this Agreement, (f) headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof, (g) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, that Person as a debtor-in possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for such Person or all or substantially all of its assets, (h) references to any law include every amendment or restatement to it, rule and regulation adopted under it, and successor or replacement for it, (i) references to a particular Loan Document include each amendment or restatement to it made in accordance with the Credit Agreement and such Loan Document, and
(j) the inclusion of Proceeds in the definition of "Collateral" shall not be deemed a consent by Secured Party to any sale or other disposition of any Collateral not otherwise specifically permitted by the terms of the Credit Agreement or this Agreement. If any conflict exists between the provisions of the Credit Agreement and this Agreement, the provisions of the Credit Agreement shall control (provided, that the existence of provisions in this Agreement which provisions or similar provisions are not contained in the Credit Agreement, and a more expansive or explanatory provision in this Agreement than in the Credit Agreement shall not be deemed a conflict). This Agreement is a Loan Document.

II. Security Interest. As security for the Indebtedness, Debtor, for value received, hereby assigns to and grants to Secured Party a continuing security interest in the Collateral. Notwithstanding any provision of this Agreement or any other Loan Document to the contrary, Secured Party shall not, either before or after the occurrence of any Event of Default, seek control (as that term is defined in the UCC) or setoff rights in any Excluded Property. The Debtor and the Secured Party hereby expressly acknowledge and agree that the foregoing limitation with respect to the Secured Party's rights to seek control or setoff rights with respect to

RESTATED SECURITY AGREEMENT - Page 8
the Excluded Property shall (i) apply only to the Excluded Property, (ii) not diminish or otherwise affect the exercise by Secured Party of any other or additional rights and/or remedies to which the Secured Party may be entitled under this Agreement, at law, in equity, or otherwise with respect to the Excluded Property following the occurrence of an Event of Default; provided, however, that, unless such Event of Default is based upon a monetary default under the Credit Agreement or any of the other Loan Documents and/or a breach or violation of Section 7.19 Minimum Statutory Surplus of the Credit Agreement, Secured Party shall not exercise any of such other or additional rights and/or remedies with respect to the Excluded Property unless the applicable Event of Default has continued for ten (10) days following written notice thereof from Secured Party to GAINSCO, Inc.

III. Representations and Warranties. Debtor represents and warrants the following to Secured Party:

     3.1 Debtor is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization. Debtor has all power and authority to own its properties and to carry on its business as now being conducted. Debtor is duly qualified, in good standing, and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

     3.2 Debtor has all corporate power and has taken all necessary corporate action to authorize it to execute and perform this Agreement and each other Loan Document to which it is a party. This Agreement is the legal, valid, and binding obligation of Debtor, enforceable in accordance with its terms, subject, to enforcement of remedies, to the following qualifications: (a) equitable principles generally, and (b) Debtor Laws (insofar as any such Debtor Law relates to the bankruptcy, insolvency, or similar event of Debtor). *[Include in Agreement of each Company other than Borrowers -- The transactions related to the Loan Documents may reasonably be expected to benefit Debtor directly or indirectly. Neither Secured Party nor any other Person has made any representation, warranty, or statement to Debtor (other than as provided in the Loan Documents) in order to induce Debtor to execute and perform this Agreement or any other Loan Document to which Debtor is a party or Debtor or its property is subject.]*

     3.3 The execution, delivery, and performance by Debtor of each Loan Document to which it is a party, and the consummation of the transactions contemplated thereby, do not and will not (a) require any consent or approval not already obtained, (b) violate any applicable Legal Requirement, (c) conflict with, result in a breach of, or constitute a default under the Constituent Documents of Debtor, or under any material Permit, indenture, agreement, or other instrument, to which Debtor is a party or beneficiary of, or by which it or its properties may be bound, or (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Debtor, except Liens in favor of or for the benefit of Secured Party. There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

     3.4 This Agreement and the grant of the security interest pursuant to this Agreement constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, and (b) subject to the filing of financing statements describing

RESTATED SECURITY AGREEMENT - Page 9
the Collateral, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording, or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable Legal Requirement in such jurisdictions. The security interest pursuant to this Agreement in the Collateral is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to such security interest pursuant to the Credit Agreement.

     3.5 Debtor has good and indefeasible title to, or a valid leasehold interest in, all of the Collateral free and clear of any Lien, except for Liens expressly permitted pursuant to the Credit Agreement. Debtor has not granted a security interest or other Lien in or made an assignment of any of the Collateral (except for Liens expressly permitted by the Credit Agreement), Debtor has neither entered into nor is it or any of its property subject to any agreement limiting the ability of Debtor to grant a Lien in any property of Debtor, or the ability of Debtor to agree to grant or not grant a Lien in any property of Debtor. None of the Collateral is consigned Goods, subject to any agreement of repurchase, or subject to any dispute, defense, or counterclaim. No effective financing statement or other similar document used to perfect and preserve a security interest or other Lien under the Legal Requirements of any jurisdiction covering all or any part of the Collateral is on file in any recording office, except such as may have been filed (a) pursuant to this Agreement or other Loan Document, or (b) relating to Liens expressly permitted by the Credit Agreement. Debtor has not sold any interest in any of its Accounts, Chattel Paper, promissory notes, or Payment Intangibles, or consigned any of its Goods.

     3.6 a. Schedule 1, Section (a) states the jurisdiction of organization, type of entity, entity identification number issued by the appropriate authority of the jurisdiction of Debtor's organization, and exact name of Debtor, as such name appears in its currently effective organizational documents as filed with the appropriate authority of the jurisdiction of Debtor's organization.

     b. Schedule 1, Section (b) sets forth each other name Debtor has had in the past five years, together with the date of the relevant change.

     c. Except as set forth in Schedule 1, Section (c), Debtor has not changed its identity or type of entity in any way within the past five years. Changes in identity or type of entity include mergers, consolidations, acquisitions (including both equity and asset acquisitions), and any change in the form, nature, or jurisdiction of organization. Schedules 1 and 2 contain the information required by Sections 3.6(b) and (c) as to each acquiree or constituent party to a merger, consolidation, or acquisition.

     d. Schedule 1, Section (d) states all other names (including trade, assumed, and similar names) used by Debtor or any of its divisions or other business units at any time during the past five years.

     e. Schedule 1, Section (e) states the Federal Taxpayer Identification Number of Debtor.

RESTATED SECURITY AGREEMENT - Page 10

     3.7 a. The chief executive office of Debtor is located at the address stated on Schedule 2, Section (a).

     b. Schedule 2, Section (b) states all locations where Debtor maintains any books or records relating to all Accounts (with each location at which Chattel Paper, if any, is kept being indicated by an "*"). All Tangible Chattel Paper, promissory notes, and other Instruments evidencing the Accounts have been delivered and pledged to Secured Party duly endorsed and accompanied by such duly executed instruments of transfer or assignment as are necessary for such pledge, to be held as pledged collateral.

     c. Schedule 2, Section (c) states all locations where Debtor maintains any Equipment and Inventory.

     d. Schedule 2, Section (d) states all the places of business of Debtor or other locations of Collateral not identified in Schedule 2, Sections 2 (a), (b), or (c).

     e. Schedule 2, Section (e) states the names and addresses of all Persons other than Debtor who have possession of any of the Collateral or other property of Debtor.

     f. Schedule 2, Section (f) is a complete and correct list of, as to any property subject to a lease, license, or other right to use on which any Collateral is located, the lease, license, or other agreement (and all amendments thereto) pursuant to which Debtor has use of such property (complete and correct copies of which have been provided to Secured Party), the lessor, licensor, or other party pursuant to such agreement, the recording information for such agreement, the description of such property sufficient for recording in the real estate records of the jurisdiction in which such property is located, and the name of the record owner of such property.

     3.8 All Accounts have been originated by Debtor in the ordinary course of business.

     3.9 Schedule 3 is a complete and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests, or other equity interest of each Person for which Debtor is the record or beneficial owner of such stock, partnership interests, membership interests or other equity interest.

     3.10 a. Schedule 4, Section (a) is a complete and correct list of all promissory notes and other evidence of indebtedness held by Debtor.

     b. Schedule 4, Section (b) is (i) a complete and correct list of all advances made by Debtor to any Subsidiary or made by any Subsidiary to Debtor or to any other Subsidiary, which advances will be on and after the date hereof evidenced by one or more notes pledged to Secured Party under the Pledge Agreement and (ii) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to Debtor or any Subsidiary.

     3.11 a. Schedule 5(a) is a complete and correct list of each state registered Trademark, Patent and Copyright, and each state Trademark, Patent and Copyright application in which Debtor has any interest (whether as owner, licensee, or otherwise).

RESTATED SECURITY AGREEMENT - Page 11

     b. Schedule 5(b) is a complete and correct list of each Patent in which Debtor has any interest (whether as owner, licensee, or otherwise), including the name of the registered owner, the nature of Debtor's interest, the Patent registration number, the date of Patent issuance, and the country issuing the Patent.

     c. Schedule 5(c) is a complete and correct list of each Patent application in which Debtor has any interest (whether as owner, licensee, or otherwise), including the name of the Person applying to be the registered owner, the nature of Debtor's interest, the Patent application number, the date of Patent filing, and the country with which the Patent application was filed.

     d. Schedule 5(d) is a complete and correct list of each Trademark in which Debtor has any interest (whether as owner, licensee, or otherwise), including the name of the registered owner, the nature of Debtor's interest, the registered Trademark, the Trademark registration number, the international class covered, the goods and services covered, the date of Trademark registration, and the country registering the Trademark.

     e. Schedule 5(e) is a complete and correct list of each Trademark application in which Debtor has any interest (whether as owner, licensee, or otherwise), including the name of the Person applying to be the registered owner, the nature of Debtor's interest, the Trademark the subject of the application, the Trademark application serial number, the international class covered, the goods and services covered, the date of Trademark application filing, and the country with which the Trademark application was filed.

     f. Schedule 5(f) is a complete and correct list of each Copyright in which Debtor has any interest (whether as owner, licensee, or otherwise), including the name of the registered owner, the nature of Debtor's interest, the registered Copyright, the date of Copyright issuance, and the country issuing the Copyright.

     g. Schedule 5(g) is a complete and correct list of each Copyright application in which Debtor has any interest (whether as owner, licensee, or otherwise), including the name of the Person applying to be the registered owner, the nature of Debtor's interest, the Copyright the subject of the application, the date of Copyright application filing, and the country with which the Copyright application was filed.

     h. Schedule 5(h) is a complete and correct list of all Trade Secrets in which Debtor has any interest (whether as owner, licensee, or otherwise).

     i. Schedule 5(i) is a complete and correct list of all allegations of use under Section 1(c) or 1(d) of the Trademark Act (12 U.S.C. (S)1051, et seq.) filed by Debtor

     3.12 Schedule 6 is a complete and correct list of all Software (excluding "mass market" Software (a) subject to a "shrink-wrap" or similar non-negotiable, non-exclusive license agreement and (b) not material to the operations of Debtor or used in processing material information of Debtor) in which Debtor has any interest (whether as owner, licensee, or otherwise), including the name of the licensor and the escrow agent under the applicable Software escrow agreement (if any).

RESTATED SECURITY AGREEMENT - Page 12

     3.13 Schedule 7 is a complete and correct list of all internet domain names, the complete name of the registered owner, the related primary and secondary IP addresses, and the domain registration provider for each domain name and internet website in which Debtor has any interest, and the address block for all IP addresses in which Debtor has any interest.

     3.14 Debtor has exclusive possession and control of the Equipment, Fixtures, and Inventory pledged by it hereunder.

     3.15 Schedule 8 is a complete and correct list of all Commercial Tort Claims in which Debtor has any interest, including the complete case name or style, the case number, and the court or other tribunal in which the case is pending.

     3.16 Schedule 19 is a complete and correct list of all Letters of Credit in which Debtor has any interest (other than solely as an applicant) and correctly describes the bank which issued the Letter of Credit, and the Letter of Credit's number, issue date, expiry, and face amount.

     3.17 Except as set forth on Schedule 10, no consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required (a) for the pledge by Debtor of the Collateral pledged by it hereunder, for the grant by Debtor of the security interest granted hereby, or for the execution, delivery, or performance of this Agreement by Debtor, (b) for the perfection or maintenance of the pledge, assignment, and security interest created hereby (including the first priority nature of such pledge, assignment, and security interest) or (c) for the enforcement of remedies by Secured Party.

     3.18 Debtor possesses all Permits, including but not limited to, those required for the operation of its business. Schedule 11 is a complete and correct description of all of such Permits. All Permits of Debtor have been duly authorized and obtained, and are in full force and effect, and Debtor is in compliance in all respects with all provisions thereof. No Permit is the subject of any pending or, to Debtor's best knowledge, threatened challenge or revocation.

     3.19 Schedule 12 is a complete and correct list of all insurance policies owned by Debtor, or for which Debtor is a named insured, additional insured, loss payee, or beneficiary.

     3.20 Schedule 13 is a complete and correct list of all Commodity Accounts in which Debtor has any interest, including the complete name and identification number of the account, a description of the governing agreement, and the name and street address of the Commodity Intermediary maintaining the account.


     3.21 Schedule 14 is a complete and correct list of all Securities Accounts (other than Securities Accounts that hold only Excluded Property) in which Debtor has any interest, including the complete name and identification number of the account, a description of the governing agreement, and the name and street address of the Securities Intermediary maintaining the account.

     3.22 Compliance with Environmental Laws. Except as disclosed in writing to Secured Party: (a) Debtor is conducting Debtor's businesses in material compliance with all applicable



RESTATED SECURITY AGREEMENT - Page 13

Legal Requirements, including without limitation, those pertaining to health or environmental matters such as the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (collectively, together with any subsequent amendments, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous Substance Waste Amendments of 1984 (collectively, together with any subsequent amendments, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act; (b) none of the operations of Debtor is the subject of a federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release or disposal of any toxic or hazardous substance or solid waste into the environment; (c) Debtor has not filed any notice under any federal, state or local law indicating that Debtor is responsible for the release into the environment, the disposal on any premises in which Debtor is conducting its businesses or the improper storage, of any material amount of any toxic or hazardous substance or solid waste or that any such toxic or hazardous substance or solid waste has been released, disposed of or is improperly stored, upon any premise on which Debtor is conducting its businesses; and (d) Debtor otherwise does not have any known material contingent liability in connection with the release into the environment, disposal or the improper storage, of any such toxic or hazardous substance or solid waste. The terms "hazardous substance" and "release", as used herein, shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal," as used herein, shall have the meanings specified in RCRA; provided, however, that to the extent that the laws of the State of Texas establish meanings for such terms which are broader than that specified in either CERCLA or RCRA, such broader meanings shall apply.

IV. Covenants.

     4.1 Further Assurances.

     a. Debtor shall, with respect to any agreement or Permit containing any restriction prohibiting Debtor from granting any security interest in such agreement or Permit, use commercially reasonable best efforts to obtain all necessary consents to or waivers of such restriction from any Person so as to enable Debtor to effectively grant to Secured Party such security interest under this Agreement.

     b. Debtor will, from time to time and at Debtor's expense, promptly execute and deliver all further instruments and documents (including supplements to all schedules), execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary (in Secured Party's reasonable opinion), in order to perfect and preserve the pledge, assignment, and security interest granted or purported to be granted hereby, and take all further action, that may be necessary (in Secured Party's reasonable opinion), in order to perfect and protect any pledge, assignment, or security interest granted or purported to be granted hereby, and the priority thereof, or to enable Secured Party to exercise and enforce Secured Party's rights and remedies hereunder with respect to any Collateral.

     c. In addition to such other information as shall be specifically provided for herein, Debtor shall furnish to Secured Party such other information with respect to the Collateral as Secured Party may request including, without limitation, all documents and things in Debtor's

RESTATED SECURITY AGREEMENT - Page 14
possession, or subject to its demand for possession, related to the production, sale, and lease by Debtor, or any Subsidiary of Debtor, licensee, or subcontractor thereof, of products or services sold or leased by or under the authority of Debtor, including by way of example, without limiting the interest granted by this Agreement: (i) all lists and ancillary documents which identify and describe any of Debtor's customers or advertisers, or those of its Subsidiaries, licensees, or subcontractors for products sold or leased or services rendered, including without limitation, statements and schedules further identifying and describing the Collateral, such lists and ancillary documents which contain each customer's full name and address, the identity of the Person or Persons having the principal responsibility on each customer's behalf for ordering products or services of the kind supplied by Debtor, the credit, payment, discount, delivery, and other sale or lease terms applicable to such customer, together with detailed information setting forth the total purchases and leases and the patterns of such purchases and leases; (ii) all product and service specification documents and production and quality of services sold or leased; (iii) all documents which reveal the names and addresses of all sources of supply, and all terms of purchase and delivery, for all materials and components used in the production of products or provision of services sold or leased; (iv) all documents constituting or concerning the then current or proposed advertising and promotion by Debtor or its Subsidiaries, licensees, or subcontractors of products or services sold or leased, including, all documents which reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products or services; and (v) a description of all Software used in the management of any of the foregoing. In connection with its enforcement of the security interest, Secured Party may use such information or transfer it to any assignee, licensee, or sublicensee permitted hereunder for such assignee's, licensee's, or sublicensee's use.

     d. Debtor authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the authentication of Debtor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Debtor ratifies its execution and delivery of, and the filing of, any financing statement describing any of the Collateral which was filed prior to the date of this Agreement.

     e. Debtor shall pay promptly when due all Taxes, assessments, and governmental charges or levies imposed upon, and all claims (including claims for labor, materials, and supplies) against, the Collateral except such Taxes as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP.

     f. Debtor will not, and will not permit any Person to, revise, modify, amend, or restate the articles of incorporation of any corporation the stock or other ownership interest in which is Collateral or the partnership, joint venture, or other organizational document of any partnership or joint venture any interest in which is Collateral or terminate, cancel, or dissolve any such Person.

     4.2 Place of Perfection; Records; Collection of Accounts, Chattel Paper and Instruments.

RESTATED SECURITY AGREEMENT - Page 15

     a. Debtor will not change the jurisdiction of its organization from the jurisdiction specified in Schedule 1, Section (a) or its type of entity from the type of entity specified in Schedule 1, Section (a). Debtor will not change its name from the name specified in Schedule 1, Section (a) unless Secured Party has received written notice from Debtor specifying the new name, such notice to be received by Secured Party not less than 30 days prior to such change of name. Debtor shall not change the location of its chief executive office to a location other than the address specified in Section 2, Section (b), and the office where it keeps its records concerning the Accounts, and the originals of all Chattel Paper and Instruments, to a location other than the address specified in Section 2, Section (b) unless Secured Party has received written notice from Debtor specifying the address of the new location of Pledgor's chief executive office and the office where it keeps its records concerning the Accounts and the originals of all Chattel Paper and Instruments, such notice to be received by Secured Party not less than 30 days prior to such change of location. Debtor will hold and preserve such records and Chattel Paper and Instruments and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from and copies of such records and Chattel Paper and Instruments.

     b. Except as otherwise provided in this Section 4.2(b), Debtor shall collect in accordance with its customary business practices, at its own expense, all amounts due or to become due Debtor under the Accounts, Chattel Paper, and Instruments. In connection with such collections, Debtor may take such action as Debtor or Secured Party may deem necessary or advisable to enforce collection of the Accounts, Chattel Paper, and Instruments; provided, however, that Secured Party shall have the right (if an Event of Default exists) (without notice to Debtor) to notify the Account Debtors or obligors under any Accounts, Chattel Paper, and Instruments of the assignment of such Accounts, Chattel Paper, and Instruments to Secured Party and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party and, at the expense of Debtor, to enforce collection of any such Accounts, Chattel Paper, and Instruments, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor might have done or as Secured Party deems appropriate. If an Event of Default exists, all amounts and proceeds (including Instruments) received by Debtor in respect of the Accounts, Chattel Paper, and Instruments shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds and property of Debtor and shall be forthwith paid or delivered over to Secured Party in the same form as so received (with any necessary indorsement) to be held as cash collateral and thereafter applied as provided in the Credit Agreement.

     4.3 Chattel Paper and Instruments. a. Upon written request by Secured Party, Debtor will: (i) mark conspicuously each Tangible Chattel Paper and each of its Records pertaining to the Collateral with the following legend:

     THIS AGREEMENT IS SUBJECT TO THE SECURITY INTEREST AND LIEN IN FAVOR OF BANK ONE, NA. ANY ASSIGNMENT OR SECURITY INTEREST GRANTED IN THIS AGREEMENT VIOLATES THE RIGHTS OF BANK ONE, NA.

RESTATED SECURITY AGREEMENT - Page 16
or such other legend, in form and substance reasonably satisfactory to and as specified by Secured Party, indicating that such Tangible Chattel Paper or Collateral is subject to the pledge, assignment, and security interest granted hereby; and (ii) if any Collateral shall be or be evidenced by a promissory note or other Instrument or be Tangible Chattel Paper, deliver and pledge to Secured Party hereunder such note, Instrument, or Chattel Paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party.

     b. Upon written request of Secured Party, Debtor will take all actions necessary to establish in Secured Party control (as that term is defined in the UCC) with respect to all Electronic Chattel Paper.

     4.4 Deposit Accounts, Commodity Accounts, Securities Accounts, and Letter-of-Credit Rights. Debtor shall not establish or maintain any Commodity Account not listed on Schedule 13 or Securities Account not listed on Schedule 14, unless Secured Party receives prior written notice thereof, Debtor executes and delivers to Secured Party assignments of such account in such form as Secured Party may request, and the Commodity Intermediary or Securities Intermediary, as appropriate, in which such account will be maintained delivers to Secured Party acknowledgments of the assignment of such account in form and substance satisfactory to Secured Party to establish in Secured Party control (as that term is defined in the UCC) with respect to such Commodity Account or Securities Account. Upon written request by Secured Party, Debtor will take all actions necessary to establish in Secured Party control (as that term is defined in the UCC) with respect to each Letter-of-Credit Right.

     4.5 Equipment, Fixtures, and Inventory.

     a. Debtor shall keep its Equipment, Fixtures, and Inventory (other than Inventory sold in the ordinary course of business) at the addresses specified in
Schedule 2 or, upon thirty days' prior written notice to Secured Party, at such other places in such jurisdiction where all action required by Section 4.1 shall have been taken with respect to the Equipment, Fixtures, and Inventory.

     b. Debtor shall cause its Equipment and Fixtures necessary to Debtor's operations to be maintained and preserved in the same condition, repair, and working order as when new, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any of the Equipment and Fixtures as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end. Debtor shall promptly furnish to Secured Party a statement respecting any loss or damage which singly or in the aggregate equals or exceeds $100,000 to any of the Equipment and Fixtures. Debtor shall promptly furnish to Secured Party a statement respecting any loss or damage which singly or in the aggregate equals or exceeds $100,000 to any of the Inventory.

     4.6 Patents, Trademarks, and Copyrights.

     a. Debtor shall ensure that fully executed security agreements in the form of this Agreement and containing a description of all Collateral consisting of Intellectual Property shall


RESTATED SECURITY AGREEMENT - Page 17
have been received and recorded by the United States Patent and Trademark Office within three months after the execution of this Agreement with respect to United States Patents and Trademarks and by the United States Copyright Office within one month after the execution of this Agreement with respect to United States registered Copyrights pursuant to 35 U.S.C. (S) 261, 15 U.S.C. (S) 1060 or 17 U.S.C. (S) 205, and otherwise as may be required pursuant to the Legal Requirements of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid, and perfected security interest in favor of Secured Party in respect of all Collateral consisting of Patents, Trademarks, and Copyrights in which a security interest may be perfected by filing, recording, or registration in the United States and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration, or reregistration is necessary (other than such actions as are necessary to perfect the security interest with respect to any Collateral consisting of Patents, Trademarks, and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

     b. Debtor (either itself or through licensees or sublicensees) will not do any act, or omit to do any act, whereby any Patent may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable Legal Requirements.

     c. Debtor (either itself or through licensees or sublicensees) will, for each Trademark, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of United States federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable Legal Requirements, and (iv) not use or permit the use of such Trademark in violation of any third party rights.

     d. Debtor (either itself or through licensees or sublicensees) will, for each work covered by a Copyright, continue to publish, reproduce, display, adopt, and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable Legal Requirements.

     e. Debtor shall notify Secured Party immediately if it knows or has reason to know that any Patent, Trademark, or Copyright may become abandoned, lost, or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office, or any Tribunal in any jurisdiction) regarding Debtor's ownership of any Patent, Trademark, or Copyright, its right to register the same, or to keep and maintain the same.

     f. In no event shall Debtor, either itself or through any agent, employee, licensee, or designee, file an application for any Patent, Trademark, or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office, or any Tribunal in any jurisdiction, unless it promptly informs Secured Party, and, upon request of Secured Party, executes and delivers any and all agreements, instruments,

RESTATED SECURITY AGREEMENT - Page 18
documents, and papers as Secured Party may request to evidence Secured Party's security interest in such Patent, Trademark, or Copyright, and Debtor hereby appoints Secured Party as its attorney-in-fact to execute and file such writings for the foregoing purposes.

     g. Debtor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office, or any Tribunal in any jurisdiction, to maintain and pursue each application relating to the Patents, Trademarks, and/or Copyrights (and to obtain the relevant grant or registration), and to maintain each issued Patent and each registration of the Trademarks and Copyrights, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference, and cancellation proceedings against third parties.

     h. If Debtor has reason to believe that any Collateral consisting of a Patent, Trademark, or Copyright has been or is about to be infringed, misappropriated, or diluted by a third party, Debtor promptly shall notify Secured Party and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

     i. If an Event of Default exists, Debtor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License, or Trademark License to effect the assignment of all of Debtor's right, title, and interest thereunder to Secured Party or its designee.

     4.7 Rights to Dividends and Distributions. With respect to any certificates, bonds, or other Instruments or Securities constituting a part of the Collateral, and subject to applicable Legal Requirements, Secured Party shall have authority if an Event of Default exists, without notice to Debtor, either to have the same registered in Secured Party's name or in the name of a nominee, and, with or without such registration, to demand of the issuer thereof, and to receive and receipt for, any and all Dividends (including any stock or similar dividend or distribution) payable in respect thereof, whether they be ordinary or extraordinary. If Debtor shall become entitled to receive or shall receive any interest in or certificate (including, without limitation, any interest in or certificate representing a Dividend or a distribution in connection with any reclassification, increase, or reduction of capital, or issued in connection with any reorganization), or any option or rights arising from or relating to any of the Collateral, whether as an addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise, Debtor agrees to accept the same as Secured Party's agent and to hold the same in trust on behalf of and for the benefit of Secured Party, and to deliver the same immediately to Secured Party in the exact form received, with appropriate undated stock or similar powers, duly executed in blank, to be held by Secured Party, subject to the terms hereof, as Collateral. Unless an Event of Default exists, Debtor shall be entitled to receive all cash Dividends paid in respect of any of the Collateral (subject to the restrictions of any other Loan Document including, but not limited to, the Credit Agreement). If (a) any liquidation, dissolution, or reorganization of any Company results in or constitutes an Event of Default under Credit Agreement Section 8.1(g) or (h), or
(b) an Event of Default exists, Secured Party shall be entitled to all Dividends and to any sums paid upon or in respect of any Collateral in connection with any such liquidation,

RESTATED SECURITY AGREEMENT - Page 19
dissolution, or reorganization, all of which shall be paid to Secured Party to be held by it as additional collateral security for the Indebtedness and application to the Indebtedness at the discretion of Secured Party. All Dividends paid or distributed in respect of the Collateral which are received by Debtor in violation of this Agreement shall, until paid or delivered to Secured Party, be held by Debtor in trust as additional Collateral for the Indebtedness.

     4.8 Right of Secured Party to Notify Issuers. If an Event of Default exists and at such other times as Secured Party is entitled to receive Dividends and other property in respect of or consisting of any Collateral which is or represents an equity or ownership interest in any Person ("Securities Collateral"), Secured Party may notify issuers of the Securities Collateral to make payments of all Dividends directly to Secured Party and Secured Party may take control of all proceeds of any Securities Collateral. Until Secured Party elects to exercise such rights, if an Event of Default exists, Debtor, as agent of Secured Party, shall collect and segregate all Dividends and other amounts paid or distributed with respect to the Securities Collateral.

     4.9 Non-Certification of Partnership and Limited Liability Company Interests. Debtor shall not permit any limited partnership, general partnership, or limited liability company interests pledged by it pursuant to this Agreement or the Pledge Agreement to be evidenced by a certificate or any other Instrument.

     4.10 Insurance. Debtor shall, at its own expense, maintain insurance in accordance with the terms set forth in the Credit Agreement and shall cause all policies of insurance to (a) contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy; (b) be issued by carriers that are fully and properly licensed in each appropriate state; (c) cause each insurance policy to (i) name Secured Party as an "additional insured" if such policy is a liability policy, (ii) name Secured Party as a "mortgagee" and "loss payee" and include a standard loss payable endorsement in favor of Secured Party, in form satisfactory to Secured Party, if such policy is a property insurance policy, (iii) provide that Secured Party shall be notified in writing of any proposed amendment, reduction, non-renewal, or cancellation at least thirty days prior to such amendment, reduction, non-renewal, or cancellation and will have sufficient time to correct any deficiencies justifying such proposed cancellation or material modification,
(iv) provide that all insurance proceeds for losses shall be payable to Secured Party, as its interests may appear, regardless of any omission or breach by Debtor, and (v) waive any right of subrogation of the insurers against Secured Party and waive any right of the insurers to any setoff or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of Debtor; and (d) otherwise be in form and substance satisfactory to Secured Party. Debtor shall not be required to obtain or maintain any endorsement in favor of Secured Party with respect to any insurance policy providing coverage for claims made against any director or officer of Debtor.

     Debtor shall furnish Secured Party with an original copy of all policies of required insurance. The required insurance may be provided through one or more blanket policies carried by Debtor and covering more than one location, in which event Debtor shall furnish Secured Party with a certificate of insurance for each such policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number, and the expiration date and, if requested by Secured Party, a certified copy of the blanket policy or policies. Debtor shall also furnish or cause to be furnished to Secured Party (a) no later than fifteen Business Days before the

RESTATED SECURITY AGREEMENT - Page 20
applicable renewal date a copy of all binders of coverage, on which binders are indicated the terms of payment, deductibles, policy amounts, and other relevant information, and (b) within ten Business Days after each such renewal date, evidence of the payment of all premiums payable in connection with such renewal. With respect to (a) policies of insurance existing on the date of this Agreement, Debtor shall deliver to Secured Party complete copies of each such policy not later than March 29, 2002, and (b) endorsements required by this
Section 4.10 to policies of insurance existing on the date of this Agreement, Debtor shall deliver to Secured Party such endorsements not later than April 30, 2002.

     Debtor grants and appoints Secured Party its attorney-in-fact to endorse any check or draft that may be payable to Debtor in order to collect any payments in respect of insurance, including any refunds of unearned premiums in connection with any cancellation, adjustment, or termination of any policy of insurance. Any such sums collected by Secured Party shall be credited, except to the extent applied to the purchase by Secured Party of similar insurance, to any amounts then owing on the Indebtedness in accordance with the Credit Agreement.

     4.11 Transfers and Other Liens. Debtor shall not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as permitted under the Credit Agreement, or (b) create or permit to exist any Lien, option, or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement (and except as permitted under the Credit Agreement).

     4.12 Secured Party Appointed Attorney-in-Fact. Debtor hereby irrevocably appoints Secured Party Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise to take any action and to execute any instrument which Secured Party may deem necessary (in Secured Party's reasonable discretion) to accomplish the purposes of this Agreement, including, without limitation:

     a. if an Event of Default exists, to obtain and adjust insurance required to be paid to Secured Party pursuant to Section 4.10;


     b. if an Event of Default exists, to ask, demand, collect, sue for, recover, compromise, receive, and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

     c. to receive, indorse, and collect any drafts or other Instruments, Documents, and Chattel Paper, in connection therewith; and


     d. to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Collateral or the rights of Secured Party with respect to any of the Collateral. DEBTOR HEREBY IRREVOCABLY GRANTS (TO THE EXTENT NOT PROHIBITED BY APPLICABLE LEGAL REQUIREMENTS) TO SECURED PARTY DEBTOR'S PROXY (EXERCISABLE IF AN EVENT OF DEFAULT EXISTS) TO VOTE ANY SECURITIES COLLATERAL AND APPOINTS SECURED PARTY DEBTOR'S ATTORNEY-IN-FACT TO PERFORM ALL OBLIGATIONS OF DEBTOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF SECURED

RESTATED SECURITY AGREEMENT - Page 21

PARTY'S RIGHTS HEREUNDER. THE PROXY AND EACH POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING), ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE INDEBTEDNESS.

     V. RIGHTS AND POWERS OF SECURED PARTY.

     5.1 Secured Party May Perform. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Article VI.

     5.2 Secured Party's Duties. The powers conferred on Secured Party hereunder are solely to protect Secured Party's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by Secured Party hereunder, Secured Party shall not have any duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property. Except as provided in this Section 5.2, Secured Party shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating Secured Party, and Secured Party shall not be required or obligated, to (a) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (b) notify Debtor of any decline in the value of any Collateral.

     5.3 Remedies. If an Event of Default exists:

     a. Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it or any other Secured Party pursuant to any applicable Legal Requirement, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas at that time (whether or not the Uniform Commercial Code applies to the affected Collateral), and also may require Debtor to, and Debtor will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as may be commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by Legal Requirement, ten days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public

RESTATED SECURITY AGREEMENT - Page 22
or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     b. All cash proceeds received by Secured Party upon any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied as follows:

          (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

          (ii) to the payment or other satisfaction of any Liens and other encumbrances upon the Collateral;

          (iii) to the satisfaction of the Indebtedness;

          (iv) by holding such cash and proceeds as Collateral;

          (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.615 of the Code or any other applicable statutory provision); and

          (vi) by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise. All payments received by Debtor under or in connection with any Collateral shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor, and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary indorsement).

     c. All payments received by Debtor under or in connection with any Collateral shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor, and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary indorsement).

     d. Because of the Securities Act of 1933, as amended ("Securities Act"), Legal Requirements related to insurance companies and their holding companies, and other laws, including without limitation state "blue sky" laws, or contractual restrictions or agreements, there may be legal restrictions or limitations affecting Secured Party in any attempts to dispose of the Collateral and the enforcement of rights under this Agreement. For these reasons, Secured Party is authorized by Debtor, but not obligated, if any Event of Default exists, to sell or otherwise dispose of any of the Collateral at private sale, subject to an investment letter, or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act, or any other law. Secured Party is also hereby authorized by Debtor, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Secured Party may deem required or appropriate under the Securities Act or other

RESTATED SECURITY AGREEMENT - Page 23
securities laws, Legal Requirements related to insurance companies and their holding companies, or other laws or contractual restrictions or agreements in the event of a sale or disposition of any Collateral. Debtor understands that Secured Party may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral than would otherwise be obtainable if same were registered and/or sold in the open market. No sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made. Debtor agrees that if Secured Party, if an Event of Default exists, sells the Collateral or any portion thereof at any private sale or sales, Secured Party shall have the right to rely upon the advice and opinion of appraisers and other Persons, which appraisers and other Persons are acceptable to Secured Party, as to the best price reasonably obtainable upon such a private sale thereof.

     e. If Secured Party shall determine to exercise Secured Party's right to sell any or all of the Collateral, and if in the opinion of counsel for Secured Party it is necessary, or if in the opinion of Secured Party it is advisable, to have the Collateral or that portion thereof to be sold, registered under the provisions of the Securities Act, Debtor will, to the fullest extent it has the capability to do so, cause the issuers of the Collateral contemplated to be sold to execute and deliver, and cause the directors and officers of each thereof to execute and deliver, all at Debtor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register the Collateral or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as Secured Party may deem appropriate to facilitate the sale or other disposition of such Collateral from the date of the first public offering of the Collateral or that portion thereof to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act. Debtor shall use its best efforts to cause each issuer of Collateral to comply with the provisions of the securities or "blue sky" laws of any jurisdiction which Secured Party shall designate and to cause each Issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of the Securities Act and applicable "blue sky" laws.

     f. Secured Party and such Persons as Secured Party may reasonably designate shall have the right, at Debtor's own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss Debtor's affairs with the officers of Debtor and its independent accountants, and to verify under reasonable procedures, the validity, amount, quality, quantity, value, condition, and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification.

     g. For purposes of enabling Secured Party to exercise rights and remedies under this Agreement, Debtor grants to Secured Party (to the extent not prohibited by applicable Legal Requirements) an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Debtor or any other Person, provided, that if the license granted to

RESTATED SECURITY AGREEMENT - Page 24

Secured Party is a sublicense, Debtor shall be solely responsible for, and indemnify Secured Party against, any royalty or other compensation payable to Debtor's licensor or other Person) to use all of Debtor's Software, and including in such license reasonable access to all media in which any of the licensed items may be recorded and all related manuals.

     h. In connection with the exercise of Secured Party's rights under this Agreement or any other Loan Document, Secured Party may, if an Event of Default exists, obtain the appointment of a receiver or trustee to assume, upon receipt of all necessary Governmental Authorizations, control of or ownership of any Permits. Such receiver or trustee shall have all rights and powers provided to it by law or by court order or provided to Secured Party under this Agreement or any other Loan Document. Upon the appointment of such trustee or receiver, Debtor shall cooperate, to the extent necessary or appropriate, in the expeditious preparation, execution, and filing of an application to any Governmental Authority or for consent to the transfer of control or assignment of Debtor's Permits to the receiver or trustee.

     i. In connection with the exercise by Secured Party of rights under this Agreement that effects the disposition of or use of any Collateral, it may be necessary to obtain the prior consent or approval of Governmental Authorities and other Persons to a transfer or assignment of Collateral. In connection with the exercise by Secured Party of its rights relating to the disposition of or operation under any Permit, it may be necessary to obtain the prior consent or approval of Governmental Authorities, or other Persons to the exercise of rights with respect to the Permits. If an Event of Default exists, Debtor shall execute, deliver, and file, and hereby appoints (to the extent not prohibited by Governmental Authorizations) Secured Party as its attorney, to execute, deliver, and file on Debtor's behalf and in Debtor's name, all applications, certificates, filings, instruments, and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in Secured Party's opinion, to obtain such consents or approvals. Debtor shall use its best efforts to obtain such consents or approvals if an Event of Default exists. Debtor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that this Section may be specifically enforced.

VI. INDEMNITY AND EXPENSES.

     6.1 Debtor shall indemnify, defend, and hold harmless Secured Party and its Representatives (individually, an "Indemnitee" and collectively, the "Indemnitees") from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, and expense (including interest, penalties, attorneys' fees, and amounts paid in settlement) to which any Indemnitee may become subject arising out of this Agreement and the other Loan Documents other than those which arise by reason of the gross negligence or willful misconduct of Secured Party, BUT SPECIFICALLY INCLUDING ANY LOSS, LIABILITY, OBLIGATION, DAMAGE, PENALTY, JUDGMENT, CLAIM, DEFICIENCY, OR EXPENSE ARISING OUT OF THE SOLE OR CONCURRENT NEGLIGENCE OF LENDER OR ANY OF ITS REPRESENTATIVES. Debtor shall also indemnify, protect, and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, proceedings, costs, expenses (including without limitation all reasonable attorneys' fees and legal expenses whether or not suit is

RESTATED SECURITY AGREEMENT - Page 25
brought), and disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against such Indemnitee, with respect to or as a direct or indirect result of the violation by Debtor of any Environmental Law; or with respect to or as a direct or indirect result of Debtor's use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of a Hazardous Material on, under, from, or about real property. The provisions of and undertakings and indemnifications set forth in this Section 6.1 shall survive (a) the satisfaction and payment of the Indebtedness and termination of this Agreement, and (b) the release of any Liens held by Secured Party on real property or the extinguishment of such Liens by foreclosure or action in lieu thereof; provided, however, that the indemnification set forth herein shall not extend to any act or omission by Secured Party with respect to any property subsequent to Secured Party becoming the owner of such property and with respect to which property such claim, loss, damage, liability, fine, penalty, charge, proceeding, order, judgment, action, or requirement arises subsequent to the acquisition of title thereto by Secured Party.

     6.2 DEBTOR WILL UPON DEMAND PAY TO SECURED PARTY THE AMOUNT OF ANY AND ALL REASONABLE EXPENSES, INCLUDING THE REASONABLE FEES AND EXPENSES OF ITS COUNSEL AND OF ANY EXPERTS AND AGENTS, WHICH SECURED PARTY MAY INCUR IN CONNECTION WITH
(I) THE ADMINISTRATION OF THIS AGREEMENT, (II) THE CUSTODY, PRESERVATION, USE OR OPERATION OF, OR THE SALE OF, COLLECTION FROM, OR OTHER REALIZATION UPON, ANY OF THE COLLATERAL, (III) THE EXERCISE OR ENFORCEMENT OF ANY OF THE RIGHTS OF SECURED PARTY HEREUNDER, OR (IV) THE FAILURE BY DEBTOR TO PERFORM OR OBSERVE ANY OF THE PROVISIONS HEREOF.

VII. MISCELLANEOUS.

     7.1 Waiver of Subrogation. Debtor shall not assert, enforce, or otherwise exercise (a) any right of subrogation to any of the rights or Liens of Secured Party or any other beneficiary against any Obligated Party or any Collateral or other security, or (b) any right of recourse, reimbursement, contribution, indemnification, or similar right against any Obligated Party on all or any part of the Indebtedness, and Debtor hereby waives any and all of the foregoing rights and the benefit of, and any right to participate in, and Collateral or other security given to Secured Party or any other beneficiary to secure payment of the Indebtedness. This Section 7.1 shall survive the termination of this Agreement, and any satisfaction and discharge of Debtor by virtue of any payment, court order, or Legal Requirement.

     7.2 Cumulative Rights. All rights of Secured Party under the Loan Documents are cumulative of each other and of every other right which Secured Party may otherwise have at law or in equity or under any other agreement. The exercise of one or more rights shall not prejudice or impair the concurrent or subsequent exercise of other rights.

     7.3 Amendments; Waivers. Any term, covenant, agreement, or condition of this Agreement may be amended, and any right under this Agreement may be waived, if, but only if, such amendment or waiver is in writing and is signed by Secured Party and, in the case of an amendment, by Debtor. Unless otherwise specified in such waiver, a waiver of any right under

RESTATED SECURITY AGREEMENT - Page 26
this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of Secured Party under this Agreement or applicable law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of Secured Party under this Agreement or applicable law.

     7.4 Continuing Security Interest. This Agreement creates a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of (i) the final payment in full of the Indebtedness and
(ii) the expiration or termination of the obligation of Secured Party to extend credit pursuant to any Loan Document, (b) be binding upon Debtor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, Secured Party and its successors, transferees and assigns. Upon any such termination, Secured Party will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination. Debtor agrees that to the extent that Secured Party receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other party under any Debtor Law, common law or equitable cause, then to the extent of such payment or benefit, the Indebtedness or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by Secured Party, to the extent that Secured Party did not directly receive a corresponding cash payment, shall be added to and be additional Indebtedness payable upon demand by Secured Party and secured hereby, and, if the Lien and security interest hereof shall have been released, such Lien and security interest shall be reinstated with the same effect and priority as on the date of execution hereof all as if no release of such Lien or security interest had ever occurred.

     7.5 a. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

     b. JURY TRIAL WAIVER. DEBTOR AND SECURED PARTY HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG DEBTOR AND SECURED PARTY ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN SECURED PARTY AND DEBTOR. THIS PROVISION IS A MATERIAL INDUCEMENT TO SECURED PARTY TO PROVIDE THE FINANCING PURSUANT TO THE LOAN DOCUMENTS.

     c. Venue. This Agreement has been entered into in the county in Texas where Bank's address for notice purposes is located, and it shall be performable for all purposes in such


RESTATED SECURITY AGREEMENT - Page 27
county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

     7.6 Secured Party's Right to Use Agents. Secured Party may exercise its rights under this Agreement through an agent or other designee.

     7.7 No Interference, Compensation or Expense. Secured Party may exercise its rights under this Agreement (a) without resistance or interference by Debtor and (b) without payment of any rent, license fee, or compensation of any kind to Debtor.

     7.8 Waivers of Rights Inhibiting Enforcement. Debtor waives (a) any claim that, as to any part of the Collateral, a public sale, should Secured Party elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (b) except as otherwise provided in this Agreement, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LEGAL REQUIREMENTS, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH SECURED PARTY'S DISPOSITION OF ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF SECURED PARTY'S RIGHTS HEREUNDER and (c) all rights of redemption, appraisement or valuation.

     7.9 Obligations Not Affected. To the fullest extent not prohibited by applicable Legal Requirements, the obligations of Debtor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

     a. any amendment, addition, or supplement to, or restatement of any Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof;

     b. any exercise, non-exercise, or waiver by Secured Party of any right, remedy, power, or privilege under or in respect of, or any release of any guaranty, any collateral, or the Collateral or any part thereof provided pursuant to, this Agreement or any Loan Document;

     c. any waiver, consent, extension, indulgence, or other action or inaction in respect of this Agreement, any Loan Document or any assignment or transfer of any thereof;

     d. any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or the like of any Obligated Party or any other Person, whether or not Debtor shall have notice or knowledge of any of the foregoing; or

     e. any other event which may give Debtor or any other Obligated Party a defense to, or a discharge of, any of its obligations under any Loan Document.




RESTATED SECURITY AGREEMENT - Page 28

     7.10 Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (a) personal delivery, (b) expedited delivery service with proof of delivery, or (c) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, five (5) days after deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

     7.11 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

     7.12 Successors and Assigns. All of the provisions of this Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns (including, as to Debtor, all Persons who may become bound as a debtor or a new debtor to this Agreement); provided, Debtor may not assign any of its rights or obligations under this Agreement.

     7.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

     7.14 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     7.15 *[Maximum Liability. Anything in this Agreement to the contrary notwithstanding, the obligations of Debtor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of Debtor, contingent or

RESTATED SECURITY AGREEMENT - Page 29
otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of Debtor in respect of intercompany indebtedness to other Obligated Parties to the extent that such indebtedness would be discharged in an amount equal to the amount paid or property conveyed by Debtor under the Loan Documents) and after giving effect as assets, subject to Section 7.1, to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of Debtor pursuant to (a) Legal Requirements or (b) any agreement providing for an equitable allocation among Debtor and other Obligated Parties of obligations arising under the Loan Documents.]*

     7.16 *[Restatement. Debtor previously executed and delivered the Security Agreement dated as of November 13, 1998 ("Existing Security Agreement"), in favor of Bank One, Texas, National Association, predecessor in interest to Secured Party. This Agreement is an amendment and restatement of the Existing Security Agreement. Debtor affirms its grant of a security interest, pledge and assignment in the Existing Security Agreement and agrees that except for the Liens in the Collateral, which remain valid, binding, and enforceable first priority Liens for the benefit of Secured Party, this Agreement restates the Existing Security Agreement in its entirety. This Agreement is not intended as, and shall not be construed as, a release or novation of any Lien granted pursuant to the Existing Security Agreement. ]*

     EXECUTED as of the date first written above.

Debtor's Address:                        DEBTOR:


                                         *[GAINSCO ENTITY]*
500 Commerce Street
Fort Worth, Texas 76102


                                         By:
                                           ------------------------------------
                                         Print Name:
                                         Print Title:

Secured Party's Address:


Bank One, NA
1717 Main Street
Dallas, Texas 75201

RESTATED SECURITY AGREEMENT - Page 30

                                 RESTATED PLEDGE AGREEMENT

         THIS RESTATED PLEDGE AGREEMENT (this agreement, together with all amendments and restatements, this "Agreement") is made as of February 27, 2002, by GAINSCO, INC., a Texas corporation ("Pledgor"), in favor of BANK ONE, NA ("Bank"). Pledgor hereby agrees with Bank as follows:

1. Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

          (a) "Borrower" means GAINSCO, Inc., a Texas corporation, and GAINSCO Service Corp., a Texas corporation, or either of them.

          (b) "Code" means the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (c) "Collateral" means all right, title and interest of Pledgor in and to: (i) all Stock now or hereafter owned beneficially or of record by Pledgor, including, but not limited to the interests listed on Schedule 1 and the interests in each Person which is a successor to such Persons listed on Schedule 1 (each, an "Issuer"), (ii) all rights of management with respect to any of the property described in this paragraph, (iii) without affecting the obligation of any Issuer or Pledgor under any agreement prohibiting such action, in the event of any consolidation or merger in which any Issuer is not the surviving entity, or in the event of any sale, lease, transfer or other disposition of all or substantially all of the assets of any Issuer, all Stock, equity, partnership, limited liability company, or other interest of the successor entity formed by or resulting from such consolidation or merger, or of the Person to which such sale, lease, transfer or other disposition shall have been made, (iv) all certificates, instruments and/or other documents evidencing any property described in this paragraph, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spin-off with respect to any of the property described in this paragraph; (v) any option, warrant, subscription or right, whether as an addition to or in substitution of any other property described in this paragraph; (vi) any Dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property with respect to any of the property described in this paragraph; (vii) any interest, premium or principal payments with respect to any of the property described in this paragraph; (viii) any conversion or redemption proceeds with respect to any of the property described in this paragraph, (ix) all renewals, replacements and substitutions of any property described in this paragraph, and (x) all products and proceeds of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any Collateral.

          (d) "Indebtedness" means all indebtedness, obligations and liabilities of Borrower and each Obligated Party to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including without limitation all indebtedness, obligations and liabilities of Borrower and each Obligated Party to

Restated Pledge Agreement - Page 1

     Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower and each Obligated Party to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i),
     (ii), (iii) and (iv) above. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Indebtedness and would be owed by Pledgor or any Obligated Party under any Loan Document, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding under any Debtor Law involving Pledgor, any Obligated Party or any other Person (including all such amounts which would become due or would be secured but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding of Pledgor, any Obligated Party or any other Person under any Debtor Law).

          (e) "Loan Documents" means all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness, together with all renewals, extensions, amendments, supplements and restatements thereto, including without limitation the Revolving Credit Agreement dated as of November 13, 1998 (such agreement, together with all amendments and restatements, the "Credit Agreement") among GAINSCO, Inc., GAINSCO Service Corp. and Bank.

          (f) "Obligated Party" means any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (g) "Secured Party" means Bank, its successors and assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement, and, to the extent of any conflict, terms as defined in the Credit Agreement shall control (provided, that a more expansive or explanatory definition shall not be deemed a conflict). All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code.

     2. Security Interest. As security for the Indebtedness, Pledgor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral. The delivery at any time by Pledgor to Secured Party of any property as a pledge to secure payment or



Restated Pledge Agreement - Page 2
performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

     3. Additional Collateral. All Collateral received by Pledgor (except for cash dividends permitted to be retained by Pledgor pursuant to the Credit Agreement) shall be received in trust for the benefit of Secured Party. All Collateral and all certificates or other written instruments or documents evidencing and/or representing Collateral that is received by Pledgor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the term of this Agreement. If Collateral received by Pledgor shall be shares of Stock or other securities, such shares of Stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a bank or member firm of the New York Stock Exchange, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

     4. Voting Rights. As long as no Event of Default exists, any voting rights incident to any Stock or other securities pledged as Collateral may be exercised by Pledgor; provided, however, that Pledgor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default.

     5. Maintenance of Collateral. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Secured Party to sell the Collateral, and (ii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

     6. Representations and Warranties. Pledgor hereby represents and warrants the following to Secured Party:

          (a) Due Authorization. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Pledgor have been duly authorized by all necessary corporate action of Pledgor, to the extent Pledgor is a corporation, or by all necessary partnership action, to the extent Pledgor is a partnership.

Restated Pledge Agreement - Page 3

          (b) Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

          (c) Ownership and Liens. Pledgor has good and indefeasible title to the Collateral free and clear of all Liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

          (d) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor (except for restrictions imposed by any applicable Insurance Holding Company Laws (as hereinafter defined) the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of Pledgor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any Lien, charge or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (e) Security Interest. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any Lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.

          (f) Pledgor Information. Pledgor's chief executive office and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof. Schedule 2, Section (a) states the jurisdiction of organization, type of entity, entity identification number issued by the appropriate authority of the jurisdiction of Pledgor's organization, and exact name of Pledgor, as such name appears in its currently effective organizational documents as filed with the appropriate authority of the jurisdiction of Pledgor's organization. Schedule 2, Section (b) sets forth each other name Pledgor has had in the past five years, together with the date of the relevant change. Except as set forth in Schedule 2, Section (c), Pledgor has not changed its identity or type of entity in any way within the past five years. Changes in identity or type of entity include mergers, consolidations, acquisitions (including both equity and asset

Restated Pledge Agreement - Page 4
     acquisitions), and any change in the form, nature, or jurisdiction of organization. Schedule 2, Section (d) states all other names (including trade, assumed, and similar names) used by Pledgor or any of its divisions or other business units at any time during the past five years. Schedule 2, Section (e) states the Federal Taxpayer Identification Number of Pledgor.

          (g) Solvency of Pledgor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), (iii) Pledgor is and will continue to be able to pay its debts as they mature, and (iv) if Pledgor is not an individual, Pledgor has and will have sufficient capital to carry on Pledgor's businesses and all businesses in which Pledgor is about to engage.

          (h) Nature of Ownership. Pledgor is the registered owner of the securities pledged as Collateral and a certificate has been issued in Pledgor's name to evidence Pledgor's ownership in such securities.

          (i) Representations and Warranties Concerning Collateral. Pledgor represents and warrants to Secured Party that (i) as of the date hereof,
     Schedule 1 is a complete and correct description of all Stock in which Pledgor has any interest, including each class of interest and number of shares or units owned by Pledgor, and each certificate representing such interest; (ii) the pledge, assignment, and delivery of the Collateral hereunder, and filing of an appropriate financing statement, create a valid first and prior perfected security interest in the Collateral, securing the Indebtedness; (iii) the Stock pledged hereunder is duly authorized, validly issued, fully paid, and non-assessable, and was not issued in violation of the rights of any Person; (iv) no unpaid capital call or dispute exists with respect to any of the Collateral; (v) none of the Collateral is evidenced by a certificate, instrument or other writing that has not been delivered to Secured Party; (vi) except as described on Schedule 3, none of the Collateral is subject to any buy-sell, voting trust, transfer restriction, preferential right to purchase or similar agreement or any option, warrant, put or call or similar agreement; (vii) Pledgor owns 100% of the issued and outstanding shares of capital stock of each issuer which is a corporation listed on Schedule 1; (viii) Pledgor owns the percentage of all partnership interest indicated on Schedule 1 of each issuer which is a partnership listed on Schedule 1; and (ix) no Issuer described on
     Schedule 1 has issued any certificate evidencing Stock of such Issuer not described on Schedule 1. The delivery at any time by Pledgor to Secured Party of Collateral shall constitute a representation and warranty by Pledgor under this Agreement that, with respect to such Collateral, Pledgor is the sole legal and beneficial owner of the Collateral, and that the matters set forth in this Section 6(i) are true and correct with respect to such Collateral.

          (j) Chattel Paper, Documents and Instruments. The security interest in chattel paper, documents and instruments of Pledgor granted hereunder is valid and genuine, and all such chattel paper, documents and instruments have only one original counterpart. No party other than Pledgor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments.

Restated Pledge Agreement - Page 5

     7. Affirmative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a) Ownership and Liens. Pledgor will maintain good and indefeasible title to all Collateral free and clear of all Liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Pledgor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

          (b) Inspection of Books and Records. Pledgor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Pledgor's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

          (c) Adverse Claim. Pledgor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

          (d) Delivery of Instruments and/or Certificates. Contemporaneously herewith, Pledgor covenants and agrees to deliver to Secured Party any certificates, documents or instruments representing or evidencing the Collateral, together with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a bank or member firm of the New York Stock Exchange, all in form and substance satisfactory to Secured Party. If required by Secured Party, Pledgor also covenants and agrees to cooperate with Secured Party in registering the pledge of the securities pledged as Collateral with the issuer of such securities.

          (e) Further Assurances. Pledgor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation, executing and filing such financing or continuation statements, or any amendments thereto.

Restated Pledge Agreement - Page 6

          (f) Chattel Paper Documents and Instruments. Pledgor will take such action as may be requested by Secured Party in order to cause any chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart. Upon request by Secured Party, Pledgor will deliver to Secured Party all originals of chattel paper, documents or instruments and will mark all chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

     8. Negative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a) Transfer or Encumbrance. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a Lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

          (b) Impairment of Security Interest. Pledgor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

          (c) Dilution of Ownership. As to any securities pledged as Collateral (other than securities of a class which are publicly traded), Pledgor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

          (d) Restrictions on Securities. Pledgor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party.

          (e) Place of Perfection. Pledgor will not change the jurisdiction of its organization from the jurisdiction specified in Schedule 2, Section (a) or its type of entity from the type of entity specified in Schedule 2, Section (a). Pledgor will not change its name from the name specified in
     Schedule 2, Section (a) unless Secured Party has received written notice from Pledgor specifying the new name, such notice to be received by Secured Party not less than 30 days prior to such change of name. Pledgor shall not change the location of its chief executive office and the office where it keeps its records

Restated Pledge Agreement - Page 7
     concerning the Collateral to a location other than the address specified on the signature pages hereto unless Secured Party has received written notice from Pledgor specifying the address of the new location of Pledgor's chief executive office and the office where it keeps its records concerning the Collateral, such notice to be received by Secured Party not less than 30 days prior to such change of location.

     9. Rights of Secured Party. Secured Party shall have the rights contained in (y) this Section (except as provided in clause (z)) at all times during the period of time this Agreement is effective, and (z) Section 9(a), clauses(i),
(ii) and (iv) if an Event of Default exists.

          (a) Power of Attorney. PLEDGOR HEREBY IRREVOCABLY GRANTS TO SECURED PARTY PLEDGOR'S PROXY AND APPOINTS SECURED PARTY AS PLEDGOR'S ATTORNEY-IN-FACT, WITH FULL AUTHORITY IN THE PLACE AND STEAD OF PLEDGOR AND IN THE NAME OF PLEDGOR OR OTHERWISE, TO TAKE ANY ACTION AND TO EXECUTE ANY INSTRUMENT WHICH SECURED PARTY MAY FROM TIME TO TIME IN SECURED PARTY'S DISCRETION DEEM NECESSARY OR APPROPRIATE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, THE FOLLOWING ACTION: (i) subject to any applicable Insurance Holding Company Laws, transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate;
     (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR THEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING), ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE INDEBTEDNESS.

          (b) Performance by Secured Party. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

Restated Pledge Agreement - Page 8

          (c) Notification of Account Debtors and Other Rights. With respect to chattel paper or instruments which are Collateral, Secured Party, without notice to Pledgor, shall have the right at any time and from time to time after the occurrence and during the continuation of an Event of Default to notify and direct the account debtor or obligor thereon to thereafter make all payments on such Collateral directly to Secured Party, regardless of whether Pledgor was previously making collections thereon. Each account debtor and obligor making payment to Secured Party hereunder shall be fully protected in relying on the written statement of Secured Party that it then holds a security interest which entitles it to receive such payment, and the receipt of Secured Party for such payment shall be full acquittance therefor to the party making such payment. Payments received by Secured Party shall be held or disposed of by it in accordance with the terms of this Agreement. Secured Party shall, however, never be obligated to collect, or use any effort to collect, any such payments, its sole liability to the Pledgor being to account for payments, if any, actually received.

     Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

     10. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

          (a) Non-Performance of Covenants. The failure of Pledgor, any other Borrower or any Obligated Party to timely and properly observe, keep or perform (i) any covenant, agreement, warranty or condition contained in Sections 7(a), 7(e) or 8 or (ii) any other covenant, agreement, warranty or condition required herein and, in the case of (ii), such failure shall continue for fifteen (15) days; or

          (b) Default Under other Credit Agreement. The occurrence of an Event of Default under Article 8 of the Credit Agreement; or

          (c) False Representation. Any representation contained herein or in any of the other Loan Documents made by Borrower or any Obligated Party is false or misleading in any material respect; or

          (d) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Pledgor; or
          (e) Abandonment. Pledgor abandons the Collateral or any portion thereof; or

          (f) Action by Other Lienholder. The holder of any Lien or security interest on any of the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such Lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

          (g) Dilution of Ownership. The issuer of any securities (other than securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are

Restated Pledge Agreement - Page 9
         pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance) or any options, warrants or other rights to purchase any such capital stock.

         11. Remedies and Related Rights. If an Event of Default exists, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

          (a) Remedies. Secured Party may from time to time at its discretion, subject to compliance with any applicable Insurance Holding Company Laws, without limitation and without notice except as expressly provided in any of the Loan Documents:

          (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

          (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security intent granted hereunder by any available judicial procedure;

          (iii) sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

          (iv)  buy the Collateral, or any portion thereof, at any public sale;

          (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

          (vi) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment; and

          (vii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

         Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given five (5) days after such notice is

Restated Pledge Agreement - Page 10
         deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, ten (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under the Code.

          (b) Private Sale of Securities. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for purposes of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

          (c) Application of Proceeds. If an Event of Default exists, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

          (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with
               (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

          (ii) to the payment or other satisfaction of any Liens and other encumbrances upon the Collateral;



Restated Pledge Agreement - Page 11

          (iii) to the satisfaction of the Indebtedness;

          (iv) by holding such cash and proceeds as Collateral;

          (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.615 of the Code or any other applicable statutory provision); and

          (vi) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (d) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (e) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.

          (f) Other Recourse. Pledgor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property,
     (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

Restated Pledge Agreement - Page 12

          (g) Voting Rights. If an Event of Default exists, Pledgor will not exercise any voting rights with respect to securities pledged as Collateral. PLEDGOR HEREBY IRREVOCABLY APPOINTS SECURED PARTY AS PLEDGOR'S ATTORNEY-IN-FACT (SUCH POWER OF ATTORNEY BEING COUPLED WITH AN INTEREST) AND PROXY TO EXERCISE, SUBJECT TO COMPLIANCE WITH ANY APPLICABLE INSURANCE HOLDING COMPANY LAWS, ANY VOTING RIGHTS WITH RESPECT TO PLEDGOR'S SECURITIES PLEDGED AS COLLATERAL UPON THE OCCURRENCE OF AN EVENT OF DEFAULT.

          (h) Dividend Rights and Interest Payments. If an Event of Default exists:


               (i) all rights of Pledgor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

               (ii) all dividend and interest payments which are received by
                    Pledgor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

          (i) Insurance Holding Company Laws. Because of laws and regulations governing change of control of insurance companies that may be applicable (collectively, the "Insurance Holding Company Laws"), certain purchasers of the Collateral at foreclosure may be required to obtain regulatory approval prior to a final and binding acquisition of the Collateral. The Pledgor acknowledges that such laws and regulations may adversely affect the purchase price to be paid by a purchaser of the Collateral, or any part thereof, at a private or public foreclosure sale, and that the Bank may (and is hereby authorized by the Pledgor to) modify the notices, advertisements, terms and procedures of any foreclosure sale of the Collateral in order to comply with Insurance Holding Company Laws. Without limiting the foregoing, the Pledgor acknowledges that the Bank may accept bids at foreclosure sale on a provisional basis, pending receipt by the successful bidder of necessary regulatory approvals under the Insurance Holding Company Laws. In addition, the Pledgor acknowledges that the Bank may (but shall not be required to) limit bidding at foreclosure sales to those parties which have demonstrated an ability to comply with requirements of the Insurance Holding Company Laws. Moreover, the Pledgor acknowledges that the Bank may require the successful bidder at a foreclosure sale to execute a purchase agreement, deposit a portion of the purchase price, and take other actions reflecting the requirements of the Insurance Holding Company Laws and the resulting delay in consummating a foreclosure sale.

Restated Pledge Agreement - Page 13

         12. Indemnity. PLEDGOR HEREBY INDEMNIFIES AND AGREES TO HOLD HARMLESS SECURED PARTY, AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND REPRESENTATIVES (EACH AN "INDEMNIFIED PERSON") FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, CLAIMS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE (COLLECTIVELY, THE "CLAIMS") WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST, ANY INDEMNIFIED PERSON (WHETHER OR NOT CAUSED BY ANY INDEMNIFIED PERSON'S SOLE, CONCURRENT OR CONTRIBUTORY NEGLIGENCE) ARISING IN CONNECTION WITH THE LOAN DOCUMENTS, THE INDEBTEDNESS OR THE COLLATERAL (INCLUDING WITHOUT LIMITATION, THE ENFORCEMENT OF THE LOAN DOCUMENTS AND THE DEFENSE OF ANY INDEMNIFIED PERSON'S ACTIONS AND/OR INACTIONS IN CONNECTION WITH THE LOAN DOCUMENTS), EXCEPT TO THE LIMITED EXTENT THE CLAIMS AGAINST AN INDEMNIFIED PERSON ARE PROXIMATELY CAUSED BY SUCH INDEMNIFIED PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. If Pledgor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

         13. Miscellaneous.

               (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

               (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

               (c) Actions by Secured Party. The Lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the Lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

Restated Pledge Agreement - Page 14

               (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

               (e) Costs and Expenses. Pledgor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Loan Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents,
          (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (vi) the failure by Pledgor to perform or observe any of the provisions hereof.

               (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

               (g) Venue. This Agreement has been entered into in the county in Texas where Bank's address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

               (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

Restated Pledge Agreement - Page 15

               (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

               (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, five (5) days after deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

               (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party, subject to any rights of Pledgor hereunder. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

               (l) Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the final satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Borrower, (iii) written request for the termination hereof delivered by Pledgor to Secured Party, and (iv) written release delivered by Secured Party to Pledgor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request, Secured Party will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

               (m) JURY TRIAL WAIVER. PLEDGOR AND BANK EACH HEREBY WAIVE ANY RIGHT TO A JURY TRIAL WITH RESPECT TO ANY MATTER ARISING OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Restated Pledge Agreement - Page 16

               (n) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

               (o) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

               (p) Waiver of Subrogation. Pledgor shall not assert, enforce, or otherwise exercise (i) any right of subrogation to any of the rights or Liens of Secured Party or any other beneficiary against any other Borrower any Obligated Party or any Collateral or other security, or
          (ii) any right of recourse, reimbursement, contribution, indemnification, or similar right against any other Borrower or any Obligated Party, and Pledgor hereby waives any and all of the foregoing rights and the benefit of, and any right to participate in, and Collateral or other security given to Secured Party or any other beneficiary to secure payment of the Indebtedness. This Section 13(p) shall survive the termination of this Agreement, and any satisfaction and discharge of Pledgor by virtue of any payment, court order, or Legal Requirement.

               (q) Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

               (r) Restatement. Pledgor previously executed and delivered the Pledge Agreement dated as of November 13, 1998 ("Existing Pledge
         Agreement "), in favor of Bank One, Texas, National Association, predecessor in interest to Secured Party. This Agreement is an amendment and restatement of the Existing Pledge Agreement. Pledgor affirms its grant of a security interest, pledge and assignment in the Existing Pledge Agreement and agrees that except for the Liens in the Collateral, which remain valid, binding, and enforceable first priority Liens for the benefit of Secured Party, this Agreement restates the Existing Pledge Agreement in its entirety. This Agreement is not intended as, and shall not be construed as, a release or novation of any Lien granted pursuant to the Existing Pledge Agreement.

                            [Signature Page Follows]



Restated Pledge Agreement - Page 17

         EXECUTED as of the date first written above.

Pledgor's Address:                      PLEDGOR:

500 Commerce Street                     GAINSCO, INC.
Fort Worth, Texas 76102

                                        By:
                                           ----------------------------------
                                           Glenn W. Anderson,
                                           President and Chief Executive Officer

Secured Party's Address:

Bank One, NA
1717 Main Street
Dallas, Texas 75201









Restated Pledge Agreement - Page 18

                                 RESTATED PLEDGE AGREEMENT

     THIS RESTATED PLEDGE AGREEMENT (this agreement, together with all amendments and restatements, this "Agreement ") is made as of February 27, 2002, by GAINSCO SERVICE CORP., a Texas corporation ("Pledgor"), in favor of BANK ONE, NA ("Bank"). Pledgor hereby agrees with Bank as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

          (a) "Borrower" means GAINSCO, Inc., a Texas corporation, and GAINSCO Service Corp., a Texas corporation, or either of them.

          (b) "Code" means the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (c) "Collateral" means all right, title and interest of Pledgor in and to: (i) all Stock now or hereafter owned beneficially or of record by Pledgor, including, but not limited to the interests listed on Schedule 1 and the interests in each Person which is a successor to such Persons listed on Schedule 1 (each, an "Issuer"), (ii) all rights of management with respect to any of the property described in this paragraph, (iii) without affecting the obligation of any Issuer or Pledgor under any agreement prohibiting such action, in the event of any consolidation or merger in which any Issuer is not the surviving entity, or in the event of any sale, lease, transfer or other disposition of all or substantially all of the assets of any Issuer, all Stock, equity, partnership, limited liability company, or other interest of the successor entity formed by or resulting from such consolidation or merger, or of the Person to which such sale, lease, transfer or other disposition shall have been made, (iv) all certificates, instruments and/or other documents evidencing any property described in this paragraph, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spin-off with respect to any of the property described in this paragraph; (v) any option, warrant, subscription or right, whether as an addition to or in substitution of any other property described in this paragraph; (vi) any Dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property with respect to any of the property described in this paragraph; (vii) any interest, premium or principal payments with respect to any of the property described in this paragraph; (viii) any conversion or redemption proceeds with respect to any of the property described in this paragraph, (ix) all renewals, replacements and substitutions of any property described in this paragraph, and (x) all products and proceeds of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any Collateral.

          (d) "Indebtedness" means all indebtedness, obligations and liabilities of Borrower and each Obligated Party to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including without limitation all indebtedness, obligations and liabilities of Borrower and each Obligated Party to

Restated Pledge Agreement - Page 1

     Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower and each Obligated Party to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii),
     (iii) and (iv) above. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Indebtedness and would be owed by Pledgor or any Obligated Party under any Loan Document, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding under any Debtor Law involving Pledgor, any Obligated Party or any other Person (including all such amounts which would become due or would be secured but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding of Pledgor, any Obligated Party or any other Person under any Debtor Law).

          (e) "Loan Documents" means all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness, together with all renewals, extensions, amendments, supplements and restatements thereto, including without limitation the Revolving Credit Agreement dated as of November 13, 1998 (such agreement, together with all amendments and restatements, the "Credit Agreement") among GAINSCO, Inc., GAINSCO Service Corp. and Bank.

          (f) "Obligated Party" means any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (g) "Secured Party" means Bank, its successors and assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement, and, to the extent of any conflict, terms as defined in the Credit Agreement shall control (provided, that a more expansive or explanatory definition shall not be deemed a conflict). All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code.

     2. Security Interest. As security for the Indebtedness, Pledgor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral. The delivery at any time by Pledgor to Secured Party of any property as a pledge to secure payment or

Restated Pledge Agreement - Page 2
performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

     3. Additional Collateral. All Collateral received by Pledgor (except for cash dividends permitted to be retained by Pledgor pursuant to the Credit Agreement) shall be received in trust for the benefit of Secured Party. All Collateral and all certificates or other written instruments or documents evidencing and/or representing Collateral that is received by Pledgor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the term of this Agreement. If Collateral received by Pledgor shall be shares of Stock or other securities, such shares of Stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a bank or member firm of the New York Stock Exchange, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

     4. Voting Rights. As long as no Event of Default exists, any voting rights incident to any Stock or other securities pledged as Collateral may be exercised by Pledgor; provided, however, that Pledgor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default.

     5. Maintenance of Collateral. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Secured Party to sell the Collateral, and (ii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

     6. Representations and Warranties. Pledgor hereby represents and warrants the following to Secured Party:

          (a) Due Authorization. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Pledgor have been duly authorized by all necessary corporate action of Pledgor, to the extent Pledgor is a corporation, or by all necessary partnership action, to the extent Pledgor is a partnership.

Restated Pledge Agreement - Page 3

          (b) Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

          (c) Ownership and Liens. Pledgor has good and indefeasible title to the Collateral free and clear of all Liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

          (d) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor (except for restrictions imposed by any applicable Insurance Holding Company Laws (as hereinafter defined) the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of Pledgor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any Lien, charge or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (e) Security Interest. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any Lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.

          (f) Pledgor Information. Pledgor's chief executive office and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof. Schedule 2, Section (a) states the jurisdiction of organization, type of entity, entity identification number issued by the appropriate authority of the jurisdiction of Pledgor's organization, and exact name of Pledgor, as such name appears in its currently effective organizational documents as filed with the appropriate authority of the jurisdiction of Pledgor's organization. Schedule 2, Section (b) sets forth each other name Pledgor has had in the past five years, together with the date of the relevant change. Except as set forth in Schedule 2, Section (c), Pledgor has not changed its identity or type of entity in any way within the past five years. Changes in identity or type of entity include mergers, consolidations, acquisitions (including both equity and asset

Restated Pledge Agreement - Page 4
     acquisitions), and any change in the form, nature, or jurisdiction of organization. Schedule 2, Section (d) states all other names (including trade, assumed, and similar names) used by Pledgor or any of its divisions or other business units at any time during the past five years. Schedule 2, Section (e) states the Federal Taxpayer Identification Number of Pledgor.

          (g) Solvency of Pledgor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), (iii) Pledgor is and will continue to be able to pay its debts as they mature, and (iv) if Pledgor is not an individual, Pledgor has and will have sufficient capital to carry on Pledgor's businesses and all businesses in which Pledgor is about to engage.

          (h) Nature of Ownership. Pledgor is the registered owner of the securities pledged as Collateral and a certificate has been issued in Pledgor's name to evidence Pledgor's ownership in such securities.

          (i) Representations and Warranties Concerning Collateral. Pledgor represents and warrants to Secured Party that (i) as of the date hereof,
     Schedule 1 is a complete and correct description of all Stock in which Pledgor has any interest, including each class of interest and number of shares or units owned by Pledgor, and each certificate representing such interest; (ii) the pledge, assignment, and delivery of the Collateral hereunder, and filing of an appropriate financing statement, create a valid first and prior perfected security interest in the Collateral, securing the Indebtedness; (iii) the Stock pledged hereunder is duly authorized, validly issued, fully paid, and non-assessable, and was not issued in violation of the rights of any Person; (iv) no unpaid capital call or dispute exists with respect to any of the Collateral; (v) none of the Collateral is evidenced by a certificate, instrument or other writing that has not been delivered to Secured Party; (vi) except as described on Schedule 3, none of the Collateral is subject to any buy-sell, voting trust, transfer restriction, preferential right to purchase or similar agreement or any option, warrant, put or call or similar agreement; (vii) Pledgor owns 100% of the issued and outstanding shares of capital stock of each issuer which is a corporation listed on Schedule 1; (viii) Pledgor owns the percentage of all partnership interest indicated on Schedule 1 of each issuer which is a partnership listed on Schedule 1; and (ix) no Issuer described on
     Schedule 1 has issued any certificate evidencing Stock of such Issuer not described on Schedule 1. The delivery at any time by Pledgor to Secured Party of Collateral shall constitute a representation and warranty by Pledgor under this Agreement that, with respect to such Collateral, Pledgor is the sole legal and beneficial owner of the Collateral, and that the matters set forth in this Section 6(i) are true and correct with respect to such Collateral.

          (j) Chattel Paper, Documents and Instruments. The security interest in chattel paper, documents and instruments of Pledgor granted hereunder is valid and genuine, and all such chattel paper, documents and instruments have only one original counterpart. No party other than Pledgor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments.

Restated Pledge Agreement - Page 5

          (k) Surplus Debenture. With regard to the Surplus Debenture described on Schedule 1, as of the date hereof, the unpaid principal balance of such Surplus Debenture is $2,600,000 and the payment of interest thereon is current. No dispute, right of setoff, counterclaim or defense exists with respect to such Surplus Debenture.

     7. Affirmative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a) Ownership and Liens. Pledgor will maintain good and indefeasible title to all Collateral free and clear of all Liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Pledgor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

          (b) Inspection of Books and Records. Pledgor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Pledgor's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

          (c) Adverse Claim. Pledgor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

          (d) Delivery of Instruments and/or Certificates. Contemporaneously herewith, Pledgor covenants and agrees to deliver to Secured Party any certificates, documents or instruments representing or evidencing the Collateral, together with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a bank or member firm of the New York Stock Exchange, all in form and substance satisfactory to Secured Party. If required by Secured Party, Pledgor also covenants and agrees to cooperate with Secured Party in registering the pledge of the securities pledged as Collateral with the issuer of such securities.

          (e) Further Assurances. Pledgor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect

Restated Pledge Agreement - Page 6
     and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation, executing and filing such financing or continuation statements, or any amendments thereto.

          (f) Chattel Paper Documents and Instruments. Pledgor will take such action as may be requested by Secured Party in order to cause any chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart. Upon request by Secured Party, Pledgor will deliver to Secured Party all originals of chattel paper, documents or instruments and will mark all chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

     8. Negative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a) Transfer or Encumbrance. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a Lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

          (b) Impairment of Security Interest. Pledgor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

          (c) Dilution of Ownership. As to any securities pledged as Collateral (other than securities of a class which are publicly traded), Pledgor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

          (d) Restrictions on Securities. Pledgor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party.

Restated Pledge Agreement - Page 7

          (e) Place of Perfection. Pledgor will not change the jurisdiction of its organization from the jurisdiction specified in Schedule 2, Section (a) or its type of entity from the type of entity specified in Schedule 2, Section (a). Pledgor will not change its name from the name specified in
     Schedule 2, Section (a) unless Secured Party has received written notice from Pledgor specifying the new name, such notice to be received by Secured Party not less than 30 days prior to such change of name. Pledgor shall not change the location of its chief executive office and the office where it keeps its records concerning the Collateral to a location other than the address specified on the signature pages hereto unless Secured Party has received written notice from Pledgor specifying the address of the new location of Pledgor's chief executive office and the office where it keeps its records concerning the Collateral, such notice to be received by Secured Party not less than 30 days prior to such change of location.

     9. Rights of Secured Party. Secured Party shall have the rights contained in (y) this Section (except as provided in clause (z)) at all times during the period of time this Agreement is effective, and (z) Section 9(a), clauses(i),
(ii) and (iv) if an Event of Default exists.

          (a) Power of Attorney. PLEDGOR HEREBY IRREVOCABLY GRANTS TO SECURED PARTY PLEDGOR'S PROXY AND APPOINTS SECURED PARTY AS PLEDGOR'S ATTORNEY-IN-FACT, WITH FULL AUTHORITY IN THE PLACE AND STEAD OF PLEDGOR AND IN THE NAME OF PLEDGOR OR OTHERWISE, TO TAKE ANY ACTION AND TO EXECUTE ANY INSTRUMENT WHICH SECURED PARTY MAY FROM TIME TO TIME IN SECURED PARTY'S DISCRETION DEEM NECESSARY OR APPROPRIATE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, THE FOLLOWING ACTION: (i) subject to any applicable Insurance Holding Company Laws, transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate;
     (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR THEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING), ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE INDEBTEDNESS.

Restated Pledge Agreement - Page 8

          (b) Performance by Secured Party. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

          (c) Notification of Account Debtors and Other Rights. With respect to chattel paper or instruments which are Collateral, Secured Party, without notice to Pledgor, shall have the right at any time and from time to time after the occurrence and during the continuation of an Event of Default to notify and direct the account debtor or obligor thereon to thereafter make all payments on such Collateral directly to Secured Party, regardless of whether Pledgor was previously making collections thereon. Each account debtor and obligor making payment to Secured Party hereunder shall be fully protected in relying on the written statement of Secured Party that it then holds a security interest which entitles it to receive such payment, and the receipt of Secured Party for such payment shall be full acquittance therefor to the party making such payment. Payments received by Secured Party shall be held or disposed of by it in accordance with the terms of this Agreement. Secured Party shall, however, never be obligated to collect, or use any effort to collect, any such payments, its sole liability to the Pledgor being to account for payments, if any, actually received.

     Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

     10. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

          (a) Non-Performance of Covenants. The failure of Pledgor, any other Borrower or any Obligated Party to timely and properly observe, keep or perform (i) any covenant, agreement, warranty or condition contained in Sections 7(a), 7(e) or 8 or (ii) any other covenant, agreement, warranty or condition required herein and, in the case of (ii), such failure shall continue for fifteen (15) days; or

          (b) Default Under other Credit Agreement. The occurrence of an Event of Default under Article 8 of the Credit Agreement; or

          (c) False Representation. Any representation contained herein or in any of the other Loan Documents made by Borrower or any Obligated Party is false or misleading in any material respect; or

          (d) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Pledgor; or

          (e) Abandonment. Pledgor abandons the Collateral or any portion thereof; or

          (f) Action by Other Lienholder. The holder of any Lien or security interest on any of the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such Lien or security interest on the Collateral), declares a

Restated Pledge Agreement - Page 9
     default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

          (g) Dilution of Ownership. The issuer of any securities (other than securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance) or any options, warrants or other rights to purchase any such capital stock.

     11. Remedies and Related Rights. If an Event of Default exists, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

          (a) Remedies. Secured Party may from time to time at its discretion, subject to compliance with any applicable Insurance Holding Company Laws, without limitation and without notice except as expressly provided in any of the Loan Documents:

          (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

          (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security intent granted hereunder by any available judicial procedure;

         (iii) sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

          (iv) buy the Collateral, or any portion thereof, at any public sale;

          (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

          (vi) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment; and

Restated Pledge Agreement - Page 10

          (vii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

     Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given five (5) days after such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, ten (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under the Code.

          (b) Private Sale of Securities. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for purposes of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

          (c) Application of Proceeds. If an Event of Default exists, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

               (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or

Restated Pledge Agreement - Page 11
                    other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

               (ii) to the payment or other satisfaction of any Liens and other encumbrances upon the Collateral;

              (iii) to the satisfaction of the Indebtedness;

               (iv) by holding such cash and proceeds as Collateral;

               (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.615 of the Code or any other applicable statutory provision); and

               (vi) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (d) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (e) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.

          (f) Other Recourse. Pledgor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property,
     (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion

Restated Pledge Agreement - Page 12
     determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness,
     (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

          (g) Voting Rights. If an Event of Default exists, Pledgor will not exercise any voting rights with respect to securities pledged as Collateral. PLEDGOR HEREBY IRREVOCABLY APPOINTS SECURED PARTY AS PLEDGOR'S ATTORNEY-IN-FACT (SUCH POWER OF ATTORNEY BEING COUPLED WITH AN INTEREST) AND PROXY TO EXERCISE, SUBJECT TO COMPLIANCE WITH ANY APPLICABLE INSURANCE HOLDING COMPANY LAWS, ANY VOTING RIGHTS WITH RESPECT TO PLEDGOR'S SECURITIES PLEDGED AS COLLATERAL UPON THE OCCURRENCE OF AN EVENT OF DEFAULT.

          (h) Dividend Rights and Interest Payments. If an Event of Default exists:

               (i) all rights of Pledgor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

               (ii) all dividend and interest payments which are received by
                    Pledgor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

          (i) Insurance Holding Company Laws. Because of laws and regulations governing change of control of insurance companies that may be applicable (collectively, the "Insurance Holding Company Laws"), certain purchasers of the Collateral at foreclosure may be required to obtain regulatory approval prior to a final and binding acquisition of the Collateral. The Pledgor acknowledges that such laws and regulations may adversely affect the purchase price to be paid by a purchaser of the Collateral, or any part thereof, at a private or public foreclosure sale, and that the Bank may (and is hereby authorized by the Pledgor to) modify the notices, advertisements, terms and procedures of any foreclosure sale of the Collateral in order to comply with Insurance Holding Company Laws. Without limiting the foregoing, the Pledgor acknowledges that the Bank may accept bids at foreclosure sale on a provisional basis, pending receipt by the successful bidder of necessary regulatory approvals under the Insurance Holding Company Laws. In addition, the Pledgor acknowledges that the Bank may (but shall not be required to) limit bidding at foreclosure sales to those parties which have demonstrated an ability to comply with requirements of the Insurance Holding Company Laws. Moreover, the Pledgor acknowledges that the Bank may require the successful

Restated Pledge Agreement - Page 13
     bidder at a foreclosure sale to execute a purchase agreement, deposit a portion of the purchase price, and take other actions reflecting the requirements of the Insurance Holding Company Laws and the resulting delay in consummating a foreclosure sale.

     12. Indemnity. PLEDGOR HEREBY INDEMNIFIES AND AGREES TO HOLD HARMLESS SECURED PARTY, AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND REPRESENTATIVES (EACH AN "INDEMNIFIED PERSON") FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, CLAIMS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE (COLLECTIVELY, THE "CLAIMS") WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST, ANY INDEMNIFIED PERSON (WHETHER OR NOT CAUSED BY ANY INDEMNIFIED PERSON'S SOLE, CONCURRENT OR CONTRIBUTORY NEGLIGENCE) ARISING IN CONNECTION WITH THE LOAN DOCUMENTS, THE INDEBTEDNESS OR THE COLLATERAL (INCLUDING WITHOUT LIMITATION, THE ENFORCEMENT OF THE LOAN DOCUMENTS AND THE DEFENSE OF ANY INDEMNIFIED PERSON'S ACTIONS AND/OR INACTIONS IN CONNECTION WITH THE LOAN DOCUMENTS), EXCEPT TO THE LIMITED EXTENT THE CLAIMS AGAINST AN INDEMNIFIED PERSON ARE PROXIMATELY CAUSED BY SUCH INDEMNIFIED PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. If Pledgor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

     13. Miscellaneous.

          (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) Actions by Secured Party. The Lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser,

Restated Pledge Agreement - Page 14
     guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the Lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

          (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

          (e) Costs and Expenses. Pledgor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Loan Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (vi) the failure by Pledgor to perform or observe any of the provisions hereof.

          (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

          (g) Venue. This Agreement has been entered into in the county in Texas where Bank's address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

          (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this

Restated Pledge Agreement - Page 15

     Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

          (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, five (5) days after deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

          (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party, subject to any rights of Pledgor hereunder. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (l) Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the final satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Borrower,
     (iii) written request for the termination hereof delivered by Pledgor to Secured Party, and (iv) written release delivered by Secured Party to Pledgor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request, Secured Party will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

          (m) JURY TRIAL WAIVER. PLEDGOR AND BANK EACH HEREBY WAIVE ANY RIGHT TO A JURY TRIAL WITH RESPECT TO ANY MATTER ARISING OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN

Restated Pledge Agreement - Page 16

     DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          (n) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (o) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (p) Waiver of Subrogation. Pledgor shall not assert, enforce, or otherwise exercise (i) any right of subrogation to any of the rights or Liens of Secured Party or any other beneficiary against any other Borrower any Obligated Party or any Collateral or other security, or (ii) any right of recourse, reimbursement, contribution, indemnification, or similar right against any other Borrower or any Obligated Party, and Pledgor hereby waives any and all of the foregoing rights and the benefit of, and any right to participate in, and Collateral or other security given to Secured Party or any other beneficiary to secure payment of the Indebtedness. This
     Section 13(p) shall survive the termination of this Agreement, and any satisfaction and discharge of Pledgor by virtue of any payment, court order, or Legal Requirement.

          (q) Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

          (r) Restatement. Pledgor previously executed and delivered the Pledge Agreement dated as of November 13, 1998 ("Existing Pledge Agreement"), in favor of Bank One, Texas, National Association, predecessor in interest to Secured Party. This Agreement is an amendment and restatement of the Existing Pledge Agreement. Pledgor affirms its grant of a security interest, pledge and assignment in the Existing Pledge Agreement and agrees that except for the Liens in the Collateral, which remain valid, binding, and enforceable first priority Liens for the benefit of Secured Party, this Agreement restates the Existing Pledge Agreement in its entirety. This Agreement is not intended as, and shall not be construed as, a release or novation of any Lien granted pursuant to the Existing Pledge Agreement.

                            [Signature Page Follows]

Restated Pledge Agreement - Page 17

     EXECUTED as of the date first written above.

Pledgor's Address:                    PLEDGOR:


500 Commerce Street                   GAINSCO SERVICE CORP.
Fort Worth, Texas 76102


                                      By:
                                         -------------------------------
                                         Daniel J. Coots,
                                         Senior Vice President and
                                         Chief Financial Officer

Secured Party's Address:

Bank One, NA
1717 Main Street
Dallas, Texas 75201






Restated Pledge Agreement - Page 18

                                                               February 27, 2002


BANK ONE, N.A.
1717 Main Street, Fourth Floor
Dallas, Texas, 75201

         RE: Discontinuance of Treasury Management Services, performed by Bank One, N.A. and/or its affiliated entities on behalf of GAINSCO, Inc., and/or its affiliated entities

Gentlemen:

     Bank One, N.A. ("Bank One") and/or certain entities affiliated with Bank One (collectively, the "Bank One Parties") currently provide certain treasury management services and other functions for the signatory parties hereto (collectively, the "GAINSCO Parties), or certain of the GAINSCO Parties. The GAINSCO Parties and Bank One have mutually determined that it would be in their respective best interests if the GAINSCO Parties would transition the performance of such treasury management services and other functions from the Bank One Parties to third parties that are not affiliated with Bank One, as more fully described in this letter agreement. For purposes of this letter agreement, the term "Treasury Management Services Agreements" shall mean, collectively, that certain Treasury Management Service Agreement, dated March 1, 2000, between Bank One and GAINSCO, Inc., together with any and all other or additional, agreements, contracts and/or other arrangements pursuant to which any of the Bank One Parties perform, render or furnish any treasury management services, automated clearinghouse functions and/or similar financial services and functions to, for or on behalf of any of the GAINSCO Parties, as all of such agreements, contracts and/or other arrangements may have heretofore been modified, amended and/or supplemented.

     Notwithstanding anything to the contrary contained in any of the Treasury Management Services Agreements, Bank One and the GAINSCO Parties hereby agree as follows:

     1. The GAINSCO Parties shall hereafter transfer all of their respective treasury management services, automated clearinghouse functions and similar financial services and functions (whether performed, rendered, or furnished pursuant to a Treasury Management Services Agreement, or otherwise) from the Bank One Parties to one or more other financial institutions, or other third party(ies), other than the Bank One Parties; which transfer of such services and functions shall commence immediately and shall thereafter be pursued diligently by the GAINSCO Parties, with the GAINSCO Parties to use their respective reasonable best efforts to complete the transfer of all such services and functions on or before June 1, 2002.

Bank One, N.A.
February 27, 2002
Page 2

     2. Without limiting the obligations of the GAINSCO Parties under Paragraph 1 above, at all times after the date hereof, any and all obligations and/or liabilities of the GAINSCO Parties to the Bank One Parties under, or in connection with, any Treasury Management Services Agreement shall be funded by the applicable GAINSCO Party in advance of the incurrence of such obligation or liability, in a manner reasonably acceptable to Bank One.

     3. Bank One shall, at the cost and expense of the GAINSCO Parties, cooperate with the GAINSCO Parties in connection with the transition of the services and functions heretofore performed, rendered or furnished by the Bank One parties under the Treasury Management Services Agreements, as required by Paragraph 1 hereof.

     This Letter Agreement shall constitute a "Loan Document" as such term is defined in that certain Revolving Credit Agreement, dated as of November 13, 1998, among GAINSCO, Inc. and Gainsco Service Corp., as borrowers, and Bank One, as lender (as such Revolving Credit Agreement may from time to time be amended, modified, supplemented and/or restated, the "Credit Agreement"), and a default under this Letter Agreement shall immediately, and without the necessity for any notice whatsoever and without the passage of any cure, grace or similar period, constitute an "Event of Default" under the Credit Agreement and the other Loan Documents.

     This Letter Agreement may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

     THIS WRITTEN AGREEMENT, THE CREDIT AGREEMENT, AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     This Letter Agreement shall be governed by the laws of the State of Texas. This Letter Agreement may be modified or amended only in writing by the parties hereto.

Bank One, N.A.
February 27, 2002
Page 3


GAINSCO PARTIES:                            GAINSCO, INC.


                                            By: /s/ Daniel Coots
                                               -------------------------------
                                               Name:
                                               Title:



                                            GAINSCO SERVICE CORP.


                                            By: /s/ Daniel Coots
                                               -------------------------------
                                               Name:
                                               Title:



                                            AGENTS PROCESSING SYSTEMS, INC


                                            By: /s/ Daniel Coots
                                               -------------------------------
                                               Name:
                                               Title:



                                            RISK RETENTION ADMINISTRATORS, INC.


                                            By: /s/ Daniel Coots
                                               -------------------------------
                                               Name:
                                               Title:

Bank One, N.A.
February 27, 2002
Page 4

                                            GENERAL AGENTS PREMIUM FINANCE
                                            COMPANY


                                            By: /s/ Daniel Coots
                                               -------------------------------
                                               Name:
                                               Title:



                                            MGA PREMIUM FINANCE COMPANY


                                            By: /s/ Daniel Coots
                                               -------------------------------
                                               Name:
                                               Title:



                                            NATIONAL SPECIALTY LINES, INC.


                                            By: /s/ Daniel Coots
                                               -------------------------------
                                               Name:
                                               Title:



                                            DLT INSURANCE ADJUSTERS, INC.
                                            (formerly known as De La Torre
                                            Insurance Adjusters, Inc.)


                                            By: /s/ Daniel Coots
                                               -------------------------------
                                               Name:
                                               Title:



                                            LALANDE FINANCIAL GROUP, INC.


                                            By: /s/ Daniel Coots
                                               -------------------------------
                                               Name:
                                               Title:

Bank One, N.A.
February 27, 2002
Page 5

                                            MGA AGENCY, INC.


                                            By: /s/ Carolyn Ray
                                               -------------------------------
                                               Name:
                                               Title:


                                            GAINSCO COUNTY MUTUAL
                                            INSURANCE COMPANY


                                            By: /s/ Daniel Coots
                                               -------------------------------
                                               Name:
                                               Title:


                                            MGA INSURANCE COMPANY, INC.


                                            By: /s/ Daniel Coots
                                               -------------------------------
                                               Name:
                                               Title:


                                            GENERAL AGENTS INSURANCE COMPANY
                                            OF AMERICA, INC.


                                            By: /s/ Daniel Coots
                                               -------------------------------
                                               Name:
                                               Title:


                                            MIDWEST CASUALTY INSURANCE COMPANY


                                            By: /s/ Daniel Coots
                                               -------------------------------
                                               Name:
                                               Title:

Bank One, N.A.
February 27, 2002
Page 6


Accepted and Agreed to as of the 27th day of February, 2002


BANK ONE:                                   BANK ONE, NA

                                            By: /s/ C. Dianne Wooley
                                               -------------------------------
                                               C. Dianne Wooley
                                               First Vice President